UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )
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☐	Soliciting Material Pursuant to §240.14a-12
LOWE’S COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Lowe’s Companies, Inc.

Notice of
Annual Meeting
and
Proxy Statement

2006

Corporate Offices	1000 Lowe’s Boulevard Mooresville, North Carolina 28117

LOWE’S COMPANIES, INC.
April 14, 2006
TO LOWE’S SHAREHOLDERS:
      It is my pleasure to invite you to our 2006 Annual Meeting to be held at the Renaissance Suites Hotel, 2800 Coliseum Centre Drive, Charlotte, North Carolina, on Thursday, May 25, 2006 at 10:00 a.m. Directions to the Renaissance Charlotte Suites Hotel are printed on the back of the Proxy Statement.
      We intend to broadcast the meeting live on the Internet. To access the webcast, visit Lowe’s website (www.Lowes.com/investor) where a link will be posted a few days before the meeting. A replay of the Annual Meeting will also be available beginning approximately three hours after the meeting concludes and will continue to be available until the date of the Company’s 2007 Annual Meeting.
      The formal Notice of Annual Meeting of Shareholders and Proxy Statement are enclosed with this letter. The Proxy Statement tells you about the agenda and the procedures for the meeting. There are six items of business on this year’s agenda, each as described in detail in the Proxy Statement. Your vote by proxy or in person at the meeting is important.
Yours cordially,
Robert A. Niblock
Chairman of the Board,
President and Chief Executive Officer

Notice of
Annual Meeting of Shareholders
of Lowe’s Companies, Inc.

Date:	May 25, 2006

Time:	10:00 a.m.

Place:	Renaissance Suites Hotel 2800 Coliseum Centre Drive Charlotte, North Carolina

Purpose:	1. To elect four Class II directors to a term of three years.
2. To approve the Lowe’s Companies, Inc. 2006 Annual Incentive Plan.
3. To approve the Lowe’s Companies, Inc. 2006 Long-Term Incentive Plan.
4. To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for the 2006 Fiscal Year.
5. To approve amendments to Lowe’s Articles of Incorporation relating to the Board of Directors.
6. To consider and vote upon a shareholder proposal, if presented at the meeting.
7. To transact such other business as may be properly brought before the Annual Meeting of Shareholders.
      Only shareholders of record at the close of business on March 31, 2006 will be entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournments thereof.
      The Company’s Proxy Statement is attached. Financial and other information is contained in the Company’s Annual Report to Shareholders for the fiscal year ended February 3, 2006, which accompanies this Notice of Annual Meeting of Shareholders.

By Order of the Board of Directors,

Ross W. McCanless
Senior Vice President,
General Counsel & Secretary

Mooresville, North Carolina
April 14, 2006

Your vote is important. To vote your shares by proxy you may do any one of the following:

•	Vote at the internet site address listed on your proxy card;
•	Call the toll-free number listed on your proxy card; or
•	Sign, date and return in the envelope provided the enclosed proxy card.
If you choose the third option, please do so promptly to ensure your proxy arrives in sufficient time.

Lowe’s Companies, Inc.

Proxy Statement
for
Annual Meeting of Shareholders
May 25, 2006

GENERAL INFORMATION
      This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors (“Board of Directors” or “Board”) of Lowe’s Companies, Inc. (“Company” or “Lowe’s”) of proxies to be voted at the Annual Meeting of Shareholders to be held at the Renaissance Suites Hotel located at 2800 Coliseum Centre Drive, Charlotte, North Carolina on Thursday, May 25, 2006 at 10:00 a.m. It is anticipated that this Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about April 14, 2006.
Outstanding Shares
      On March 31, 2006, there were 775,802,564 shares of Company common stock (“Common Stock”) outstanding and entitled to vote. Shareholders are entitled to one vote for each share held on all matters to come before the meeting.
Who May Vote
      Only shareholders of record at the close of business on March 31, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof.
How To Vote
      You may vote by proxy or in person at the meeting. To vote by proxy, you may: vote at the Internet site address listed on your proxy card; call the toll-free number set forth on your proxy card; or mail your signed and dated proxy card to our tabulator in the envelope provided. Even if you plan to attend the meeting, we recommend that you vote by proxy prior to the meeting. You can always change your vote as described below.
How Proxies Work
      The Board of Directors is asking for your proxy. By giving us your proxy, you authorize the proxyholders (members of Lowe’s management) to vote your shares at the meeting in the manner you direct. If you do not specify how you wish the proxyholders to vote your shares, they will vote your shares “FOR ALL” director nominees, “FOR” the proposal to approve the Company’s 2006 Annual Incentive Plan, “FOR” the proposal to approve the Company’s 2006 Long-Term Incentive Plan, “FOR” ratification of appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent accountants, “FOR” the proposal to amend Lowe’s Articles of Incorporation relating to the Board of Directors and “AGAINST” the shareholder proposal entitled “Wood Procurement Report.” The proxyholders also will vote shares according to their discretion on any other matter properly brought before the meeting.
      You may receive more than one proxy card depending on how you hold your shares. Generally, in order to vote all of your shares, you need to vote on the Internet, call the toll-free number set forth on your proxy card, or sign, date and return all of your proxy cards. For example, if you hold shares through someone else, such as a stockbroker, you may get proxy material from that person. Shares registered in your name are covered by a separate proxy card.
      If for any reason any of the nominees for election as director becomes unavailable for election, discretionary authority may be exercised by the proxyholders to vote for substitutes proposed by the Board of Directors.
      Abstentions and shares held of record by a broker or its nominee (“broker shares”) that are voted on any matter are included in determining the number of votes present or represented at the meeting. Broker shares that are not voted on any matter at the meeting are not included in determining whether a quorum is present. The vote required to approve each of the matters to be considered at the meeting is disclosed under the caption for such matters. Votes that are withheld are not included in determining the number of votes cast in the election of directors or on other matters.
      Under New York Stock Exchange (“NYSE”) rules, the proposals to elect directors, adopt the Company’s 2006 Annual Incentive Plan, approve the proposed amendments to the Articles of Incorporation and ratify the appointment of the independent accountants are considered “discretionary” items. This means that brokerage firms may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions. The proposal to adopt the Company’s 2006 Long-Term Incentive Plan and the shareholder proposal are “non-discretionary” matters, which means that brokerage firms may not use their discretion to vote on such matters without express voting instructions from their customers.
Quorum
      In order to carry out the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. Shares owned by the Company are not voted and do not count for this purpose.
Revoking Your Proxy
      The shares represented by a proxy will be voted as directed unless the proxy is revoked. Any proxy may be revoked before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a proxy bearing a later date. A proxy is also revoked if the person who executed the proxy is present at the meeting and elects to vote in person.
Votes Needed
      Director nominees receiving the largest number of votes cast are elected. As a result, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of directors, except to the extent that the failure to vote for a particular nominee may result in another nominee receiving a larger number of votes.
      The proposal to approve amendments to Lowe’s Articles of Incorporation relating to the Board of Directors must receive the affirmative vote of a majority of the outstanding shares of Common Stock in order for those amendments to be adopted.
      Approval of the other proposals and any other matter properly brought before the meeting requires the favorable vote of a majority of the votes cast.
Attending In Person
      Only shareholders, their designated proxies and guests of the Company may attend the meeting.
PROPOSAL ONE
ELECTION OF DIRECTORS
      The number of directors is currently fixed at 11. The Articles of Incorporation of the Company divide the Board into three classes, designated Class I, Class II and Class III, with one class standing for election each year for a three-year term. The four nominees standing for election as Class II directors at the 2006 Annual Meeting of Shareholders are: Peter C. Browning; Marshall O. Larsen; Stephen F. Page; and O. Temple Sloan, Jr. If elected, each Class II nominee will serve until his term expires in 2009 or until a successor is duly elected and qualified.
      All of the nominees are currently serving as directors. The election of each nominee requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. Unless authority to vote in the election of directors is withheld, it is the intention of the persons named as proxies to vote “FOR ALL” of the four nominees. If at the time of the meeting any of these nominees is unavailable for election as a director for any reason, which is not expected to occur, the proxyholders will vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

INFORMATION CONCERNING THE NOMINEES
Nominees For Election As Class II Directors — Term to Expire in 2009

Peter C. Browning	Director Since: 1998
Age: 64
Chairman of Governance Committee, member of Audit Committee and Executive Committee. Dean of the McColl Graduate School of Business at Queens University of Charlotte from March 2002 to May 2005. Non-Executive Chairman, Nucor Corporation, a steel manufacturer, since September 2000. President and CEO of Sonoco Products Company, a manufacturer of industrial and consumer packaging products, 1998-2000. He also serves on the board of directors of Acuity Brands Inc.; EnPro Industries, Inc.; Nucor Corporation; The Phoenix Companies, Inc.; and Wachovia Corporation.

Marshall O. Larsen	Director Since: 2004
Age: 57
Member of Compensation and Organization Committee and Governance Committee. Chairman of Goodrich Corporation, a supplier of systems and services to the aerospace and defense industry, since October 2003, and President and Chief Executive Officer since February 2002 and April 2003, respectively. Chief Operating Officer of Goodrich Corporation from February 2002 to April 2003. Executive Vice President of Goodrich Corporation and President and Chief Operating Officer of Goodrich Aerospace Corporation, a subsidiary of Goodrich Corporation, 1995-2002. He also serves on the board of directors of Goodrich Corporation.

Stephen F. Page	Director Since: 2003
Age: 66
Member of Audit Committee and Governance Committee. Served as Vice Chairman and Chief Financial Officer of United Technologies Corporation, manufacturer of high-technology products and services to the building systems and aerospace industries, from 2002 until his retirement in 2004. President and Chief Executive Officer of Otis Elevator Company, a subsidiary of United Technologies Corporation, from 1997 to 2002. He also serves on the board of directors of Liberty Mutual Holding Company, Inc. and PACCAR Inc.

O. Temple Sloan, Jr.	Director Since: 2004
Age: 67
Member of Audit Committee and Governance Committee. Chairman and Chief Executive Officer of The International Group, Inc., Raleigh, North Carolina, a distributor of automotive replacement parts. He also serves on the board of directors of Bank of America Corporation and Highwoods Properties, Inc.

INFORMATION CONCERNING CONTINUING DIRECTORS
Class III Directors — Term to Expire in 2007

Leonard L. Berry	Director Since: 1998
Age: 63
Member of Compensation and Organization Committee and Governance Committee. Distinguished Professor of Marketing, M.B. Zale Chair in Retailing and Marketing Leadership, and Professor of Humanities in Medicine, Texas A&M University, since 1982. He also serves on the board of directors of Darden Restaurants, Inc. and Genesco Inc.

Paul Fulton	Director Since: 1996
Age: 71
Chairman of Compensation and Organization Committee, member of Executive Committee and Governance Committee. Chairman of the Board of Bassett Furniture Industries, Inc., a furniture manufacturer, since 2000 and director since 1994, Chief Executive Officer of Bassett Furniture from 1997 until 2000. Dean, Kenan-Flagler Business School, University of North Carolina, Chapel Hill, NC, 1994-1997. He also serves on the board of directors of Bank of America Corporation; Bassett Furniture Industries, Inc.; Carter’s, Inc.; and Sonoco Products Company.

Dawn E. Hudson	Director Since: 2001
Age: 48
Member of Compensation and Organization Committee and Governance Committee. President and Chief Executive Officer of Pepsi-Cola North America, a beverage maker and franchise company, since June 2002 and March 2005, respectively. Senior Vice President, Strategy and Marketing for Pepsi-Cola North America, 1997-2002.

Robert A. Niblock	Director Since: 2004
Age: 43
Chairman of Executive Committee. Chairman of the Board and Chief Executive Officer of Lowe’s Companies, Inc. since January 2005 and President since March 2003. Executive Vice President and Chief Financial Officer, 2001-2003. Senior Vice President and Chief Financial Officer, 2000-2001. Senior Vice President — Finance, 1999-2000.

Class I Directors — Term to Expire in 2008

Robert A. Ingram	Director Since: 2001
Age: 63
Member of Compensation and Organization Committee and Governance Committee. Vice Chairman Pharmaceuticals, GlaxoSmithKline, a pharmaceutical research and development company, since January 2003. Chief Operating Officer and President, Pharmaceutical Operations of GlaxoSmithKline, January 2001-2002. Chief Executive Officer of Glaxo Wellcome plc, 1997-2000. Chairman of Glaxo Wellcome Inc. (Glaxo Wellcome plc’s United States subsidiary), 1999-2000. Chairman, President and Chief Executive Officer of Glaxo Wellcome Inc., 1997-1999. He also serves on the board of directors of Allergan, Inc.; Edwards Lifesciences Corporation; OSI Pharmaceuticals, Inc.; Valeant Pharmaceuticals International; and Wachovia Corporation. Mr. Ingram also is also serving as a director of Nortel Corporation until May 2, 2006. Mr. Ingram is also a member of the Board of Advisors for the H. Lee Moffitt Cancer Center & Research Institute.

Robert L. Johnson	Director Since: 2005
Age: 60
Member of Audit Committee and Governance Committee. Founder and Chairman of RLJ Companies, which owns or holds interests in companies operating in professional sports (including the NBA Charlotte Bobcats), hospitality/restaurant, real estate, financial services, gaming and recording industries. Prior to forming RLJ Companies, he was founder and chairman of Black Entertainment Television (“BET”), which was acquired in 2000 by Viacom Inc., a media-entertainment holding company. Mr. Johnson continued to serve as Chief Executive Officer of BET until 2005. He also serves on the board of directors of Strayer Education, Inc.

Richard K. Lochridge	Director Since: 1998
Age: 62
Chairman of Audit Committee, member of Executive Committee and Governance Committee. President, Lochridge & Company, Inc., a general management consulting firm, since 1986. He also serves on the board of directors of Dover Corporation; John H. Harland Company; and PetsMart, Inc.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
Corporate Governance Guidelines
      The Board of Directors has adopted Corporate Governance Guidelines setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, the compensation of directors, succession planning and management development, the Board’s and its committees’ access to independent advisers and other matters. The Governance Committee of the Board of Directors periodically reviews and assesses the Corporate Governance Guidelines. The Corporate Governance Guidelines and Code of Business Conduct and Ethics (“Code of Ethics”) are posted on the Company’s website (www.Lowes.com). The information on our website is not a part of this Proxy Statement. You may also obtain a written copy of each of the Corporate Governance Guidelines and Code of Ethics by contacting Ross W. McCanless, Senior Vice President, General Counsel and Secretary, at Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117.
Director Independence
      The Corporate Governance Guidelines provide that in accordance with Lowe’s long-standing policy, a substantial majority of the members of the Board of Directors must qualify as independent directors. As permitted by NYSE rules, the Board has adopted Categorical Standards for Determination of Director Independence (“Categorical Standards”) to assist the Board in making determinations of independence. A copy of these Categorical Standards is attached as Appendix A to this Proxy Statement.
      The Governance Committee and the Board have evaluated the relationships between each director (and his or her immediate family members and related interests) and the Company. As a result of this evaluation, the Board has affirmatively determined, upon the recommendation of the Governance Committee, that currently each director, other than Robert A. Niblock, and all of the members of the Audit Committee, Compensation and Organization Committee, and Governance Committee, are “independent” within the Categorical Standards and the NYSE rules.
Compensation of Directors
      Directors who are not employed by the Company are paid an annual retainer of $75,000, and non-employee directors who chair committees receive an additional $15,000 annually, or $25,000 annually in the case of the Audit Committee Chairman, for serving in such positions. Directors who are employed by the Company receive no additional compensation for serving as directors.
      In May 2005, shareholders approved an amended and restated Director’s Stock Option Plan and Deferred Stock Unit Plan, allowing the Board to elect to grant deferred stock units or options to purchase common stock at the first directors’ meeting following the Annual Meeting of Shareholders each year (“Award Date”) to non-employee directors. Beginning with the directors’ meeting following the Annual Meeting of Shareholders held May 27, 2005, it has been the Board’s policy to grant deferred stock units. Each deferred stock unit represents the right to receive one share of Lowe’s Common Stock. The annual grant of deferred stock units for each of the Company’s directors who is not employed by the Company is determined by taking the annual grant amount and dividing it by the closing price of a share of Lowe’s Common Stock as reported on the NYSE on the Award Date, which amount is then rounded up to the next 100 units. The Director’s Stock Option and Deferred Stock Unit Plan was amended by the Board in November 2005 to increase the annual grant amount from $85,000 to $115,000, effective for the 2006 Award Date. The deferred stock units receive dividend equivalent credits, in the form of additional units, for any cash dividends paid with respect to Common Stock. All units credited to a director are fully vested and will be paid in the form of Common Stock after the termination of the director’s service.
      The following table summarizes the compensation paid to non-employee directors during Fiscal Year 2005:

			Deferred
	Annual	Chairman	Stock
	Retainer	Fees	Units (1)
Name	($)	($)	(#)

Leonard L. Berry	75,000		1,500
Peter C. Browning	75,000	15,000	1,500
Paul Fulton	75,000	15,000	1,500
Dawn E. Hudson	75,000		1,500
Robert A. Ingram	75,000		1,500
Robert L. Johnson	75,000		1,500
Marshall O. Larsen	75,000		1,500
Richard K. Lochridge	75,000	25,000	1,500
Stephen F. Page	75,000		1,500
O. Temple Sloan, Jr.	75,000		1,500

(1)	Deferred stock units were awarded on May 27, 2005 when the closing price of a share of Common Stock on the NYSE was $57.15. The number of units awarded was determined by dividing $85,000 by the closing price and rounding the resulting number up to the next 100 units.

      In 1994, the Board adopted the Lowe’s Companies, Inc. Directors’ Deferred Compensation Plan. This plan allows each non-employee director to defer receipt of all, but not less than all, of the annual retainer and any committee chairman fees otherwise payable to the director in cash. Deferrals are credited to a bookkeeping account and account values are adjusted based on the investment measure selected by the director. One investment measure adjusts the account based on the Wachovia Bank, N.A. prime rate plus 1%, adjusted each quarter. The other investment measure assumes that the deferrals are invested in Common Stock with reinvestment of all dividends. A director may allocate deferrals between the two investment measures in 25% multiples. Account balances may not be reallocated between the investment measures. Account balances are paid in cash in a single sum payment following the termination of a director’s service.
Board Meetings and Committees of the Board
      Attendance at Board and Committee Meetings. During Fiscal Year 2005, the Board of Directors held five meetings. All incumbent directors attended at least 75% aggregate of all meetings of the Board and the committees on which they served.
      Executive Sessions of the Non-management Directors. The non-management directors, all of whom are independent, meet in regularly scheduled executive sessions. Mr. Browning, Chairman of the Governance Committee, presides over these executive sessions and in his absence, the non-management directors may select another non-management director present to preside.
      Attendance at Annual Meetings of Shareholders. Directors are expected to attend the Annual Meeting of Shareholders. All of the incumbent directors attended last year’s Annual Meeting of Shareholders.
      Committees of the Board of Directors and their Charters. The Board has four standing committees: the Audit Committee; the Compensation and Organization Committee; the Executive Committee; and the Governance Committee. Each of these committees, other than the Executive Committee, acts pursuant to a written charter adopted by the Board of Directors. The Executive Committee operates in accordance with specific provisions of the Bylaws. A copy of each written committee charter is available on our website. You may also obtain a copy of each written committee charter by contacting Ross W. McCanless, Senior Vice President, General Counsel and Secretary, at Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117.

      How to Communicate with the Board of Directors and Independent Directors. Shareholders wishing to communicate with the Board of Directors may do so by sending a written communication addressed to the Board or to any member individually in care of Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117. Shareholders wishing to communicate with the independent directors as a group, may do so by sending a written communication addressed to Peter C. Browning, as Chairman of the Governance Committee, in care of Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117. Any communication addressed to a director that is received at Lowe’s principal executive offices will be delivered or forwarded to the individual director as soon as practicable. Lowe’s will forward all communications received from its shareholders that are addressed simply to the Board of Directors to the chairman of the committee of the Board of Directors whose purpose and function is most closely related to the subject matter of the communication.
Audit Committee

Number of Members:	Five

Members:	Richard K. Lochridge (Chairman), Peter C. Browning, Robert L. Johnson, Stephen F. Page and O. Temple Sloan, Jr.

Number of Meetings in Fiscal Year 2005:	Eight

Purpose and Functions:	The primary purpose of the Audit Committee is to assist the Board of Directors in monitoring (A) the integrity of the financial statements, (B) compliance by the Company with its established internal controls and applicable legal and regulatory requirements, (C) the performance of the Company’s internal audit function and independent accountants, and (D) the independent accountants’ qualifications and independence. In addition, the Audit Committee is responsible for preparing the Report of the Audit Committee included in this Proxy Statement. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent accountants. In addition, the Audit Committee is solely responsible for pre-approving all engagements related to audit, review and attest reports required under the securities laws, as well as any other engagements permissible under the Securities Exchange Act of 1934, as amended (“Exchange Act”), for services to be performed for the Company by its independent accountants, including the fees and terms applicable thereto. The Audit Committee is also responsible for reviewing and approving the appointment, annual performance, replacement, reassignment or discharge of the Vice President of Internal Audit. The Audit Committee reviews the general scope of the Company’s annual audit and the fees charged by the independent accountants for audit services, audit-related services, tax services and all other services; reviews with the Company’s Vice President of Internal Audit the work of the Internal Audit Department; reviews financial statements and the accounting principles being applied thereto; and reviews audit results and other matters relating to internal control and compliance with the Company’s Code of Business Conduct and Ethics. The Audit Committee has established procedures for the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters. Each member of the Audit Committee is “financially literate”, as that term is defined under NYSE rules, and qualified to review and assess financial statements. The Board of Directors has determined that more than one member of the Audit Committee qualifies as “audit committee financial expert”, as such term is defined by the Securities and Exchange Commission (“SEC”), and has designated Richard K. Lochridge, the Chairman of the Audit Committee, and Stephen F. Page, Chairman Designee of the Audit Committee, as audit committee financial experts. Each member of the Audit Committee is also “independent” as that term is defined under Rule 10A-3(b)(l)(ii) of the Exchange Act, the Categorical Standards and the current listing standards of the NYSE. No changes have been made to the Audit Committee Charter previously approved by the Board of Directors, a copy of which is available on our website. The members of the Audit Committee annually review the Audit Committee Charter and conduct an annual performance evaluation of the Audit Committee performance with the assistance of the Governance Committee.

Compensation and Organization Committee

Number of Members:	Five

Members:	Paul Fulton (Chairman), Leonard L. Berry, Dawn E. Hudson, Robert A. Ingram and Marshall O. Larsen

Number of Meetings in Fiscal Year 2005:	Six

Purpose and Functions:	The primary purpose of the Compensation and Organization Committee (“Compensation Committee”) is to discharge the responsibilities of the Board of Directors relating to compensation, organization and succession planning for the Company’s executives. The Compensation Committee annually reviews and approves the corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer’s performance in light of these established goals and objectives and, based upon this evaluation, sets the Chief Executive Officer’s annual compensation. The Compensation Committee also reviews and recommends the compensation of all other executive officers of the Company, and reviews and approves all annual management incentive plans and all awards under multi-year incentive plans, including equity-based incentive arrangements authorized under the Company’s equity incentive compensation plans (collectively, the “Incentive Plans”). In addition, the Compensation and Organization Committee is responsible for preparing the Report of the Compensation Committee included in this Proxy Statement. The Compensation Committee is also charged with assuring that a succession plan is maintained for the Chief Executive Officer. The Compensation Committee conducts an annual performance evaluation of its performance with the assistance of the Governance Committee. Each member of the Compensation Committee is “independent” within the meaning of the Categorical Standards and the current listing standards of the NYSE.
Executive Committee

Number of Members:	Four

Members:	Robert A. Niblock (Chairman), Peter C. Browning, Paul Fulton and Richard K. Lochridge

Number of Meetings in Fiscal Year 2005:	None

Purpose and Functions:	The Executive Committee functions in the intervals between meetings of the Board to approve matters which require formal action by or on behalf of the Board on an interim basis. The Executive Committee is generally authorized to have and to exercise all powers of the Board, except those reserved to the Board of Directors by the North Carolina Business Corporation Act or the Bylaws.
Governance Committee

Number of Members:	Ten

Members:	Peter C. Browning (Chairman), Leonard L. Berry, Paul Fulton, Dawn E. Hudson, Robert A. Ingram, Robert L. Johnson, Richard K. Lochridge, Marshall O. Larsen, Stephen F. Page and O. Temple Sloan, Jr.

Number of Meetings in Fiscal Year 2005:	Five

Purpose and Functions:	The purpose of the Governance Committee, which functions both as a governance and as a nominating committee, is to (A) identify and recommend individuals to the Board for nomination as members of the Board and its committees consistent with the criteria approved by the Board, (B) develop and recommend to the Board the Corporate Governance Guidelines applicable to the Company, and (C) oversee the evaluation of the Board, its committees and the Chief Executive Officer of the Company. The Governance Committee’s nominating responsibilities include (1) developing criteria for evaluation of candidates for the Board and its committees, (2) screening and reviewing candidates for election to the Board, (3) recommending to the Board the nominees for directors to be appointed to fill vacancies or to be elected at the next Annual Meeting of Shareholders, (4) assisting the Board in determining and monitoring whether or not each director and nominee is “independent” within the meaning of the Categorical Standards and applicable rules and laws, (5) recommending to the Board for its approval the membership and chairperson of each committee of the Board, and (6) assisting the Board in an annual performance evaluation of the Board and each of its committees.

The Governance Committee will consider nominees recommended by shareholders, and its process for doing so is no different than its process for screening and evaluating candidates suggested by directors, management of the Company or third parties. The Bylaws require that any such recommendation should be submitted in writing to the Secretary of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Shareholders. If mailed, such notice shall be deemed to have been given when received by the Secretary. A shareholder’s nomination for director shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director, (1) information relating to such person similar in substance to that required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act, (2) such person’s written consent to being named as nominee and to serving as a director if elected, and (3) such person’s written consent to provide information the Board of Directors reasonably requests to determine whether such person qualifies as an independent director under the Company’s Corporate Governance Guidelines, and (ii) as to the shareholder giving the notice, (A) the name and address, as they appear on the Company’s books, of such shareholder, and (B) the number of shares of Common Stock which are owned of record or beneficially by such shareholder. At the request of the Board of Directors, any person nominated by the Board for election as a director shall furnish to the Secretary that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions prescribed by the Bylaws and, if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded. The Governance Committee considers a variety of factors when determining whether to recommend a nominee for election to the Board of Directors, including those set forth in the Company’s Corporate Governance Guidelines. In general, candidates nominated for election or re-election to the Board of Directors should possess the following qualifications:

• high personal and professional ethics, integrity, practical wisdom and mature judgment;

• broad training and experience in policy-making decisions in business, government, education or technology;

• expertise that is useful to the Company and complementary to the background and experience of other directors;

• willingness to devote the amount of time necessary to carry out the duties and responsibilities of Board membership;

• commitment to serve on the Board over a period of several years in order to develop knowledge about the Company’s principal operations; and

• willingness to represent the best interests of all shareholders and objectively appraise management performance.

Each member of the Governance Committee is “independent” within the meaning of the Categorical Standards and the current listing standards of the NYSE. The Governance Committee annually reviews and evaluates its own performance.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table shows the beneficial ownership of Common Stock as of March 31, 2006, except as otherwise noted, by each director, each nominee for election as a director, the named executive officers listed in the Summary Compensation Table, each shareholder known by the Company to be the beneficial owner of more than 5% of the Common Stock, and the incumbent directors, director nominees and executive officers as a group. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by them as set forth opposite their name, subject to community property laws where applicable.

	Number of		Percent of
Name or Number of Persons in Group	Shares (1)		Class

Leonard L. Berry	21,404		*
Gregory M. Bridgeford	450,410		*
Peter C. Browning	27,918		*
Charles W. (Nick) Canter	272,095		*
Paul Fulton	53,134		*
Dawn E. Hudson	16,571		*
Robert F. Hull, Jr.	160,136		*
Robert A. Ingram	16,171		*
Robert L. Johnson	1,504		*
Marshall O. Larsen	4,171		*
Richard K. Lochridge	29,283		*
Robert A. Niblock	684,289		*
Stephen F. Page	6,171		*
O. Temple Sloan, Jr.	97,358		*
Larry D. Stone	979,804		*
Directors and Executive Officers as a Group (20 total)	3,195,723		*

State Street Bank and Trust Company, Trustee	55,192,576	(2)	7.1%
225 Franklin Street
Boston, MA 02110

Capital Research and Management Company	116,731,600	(3)	15.0%
333 South Hope Street
Los Angeles, CA 90071

*	Less than 1%

(1)	Includes shares that may be acquired or issued within 60 days under the Company’s stock option and award plans as follows: Mr. Berry 13,504 shares; Mr. Bridgeford 247,618 shares; Mr. Browning 20,171 shares; Mr. Canter 128,186 shares; Mr. Fulton 24,171 shares; Ms. Hudson 16,171 shares;

Mr. Hull 96,438 shares; Mr. Ingram 16,171 shares; Mr. Johnson 1,504 shares, Mr. Larsen 4,171 shares, Mr. Lochridge 20,171 shares; Mr. Niblock 468,160 shares; Mr. Page 4,171 shares; Mr. Sloan 4,171 shares; Mr. Stone 674,771 shares; and all executive officers and directors as a group 1,941,074 shares.

(2)	Shares held at December 31, 2005, according to a Schedule 13G filed on February 13, 2006 with the SEC, which total includes 35,113,080 shares held in trust for the benefit of the Company’s 401(k) Plan participants. Shares allocated to participants’ 401(k) plan accounts are voted by the participants by giving voting instructions to State Street Bank. A fiduciary committee directs the Trustee in the manner in which shares not voted by participants are to be voted. This committee has seven members.

(3)	Shares held at December 31, 2005, according to a Schedule 13G/A filed on February 10, 2006 with the SEC. That filing indicates that Capital Research and Management Company has sole dispositive power over all of the 116,731,600 shares shown.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Based solely upon a review of Forms 3 and 4, and any amendments thereto, furnished to the Company pursuant to Rule 16a-3(e) of the Exchange Act during Fiscal Year 2005, Forms 5, and any amendments thereto, furnished to the Company with respect to Fiscal Year 2005, and other written representations from certain reporting persons, the Company believes that all filing requirements under Section 16(a) applicable to its officers, directors and greater than 10% beneficial owners have been complied with.
COMPENSATION OF EXECUTIVE OFFICERS
      The following table discloses compensation received by the Company’s Chief Executive Officer and the four other most highly paid executive officers (the “named executive officers”) for the three fiscal years ended February 3, 2006, January 28, 2005, and January 30, 2004:
Summary Compensation Table

					Long-Term
		Annual Compensation			Compensation Awards

				Other	Restricted	Securities
	Fiscal			Annual	Stock	Underlying	All Other
	Year	Salary	Bonus	Compensation	Awards	Options	Compensation
Name & Principal Position	Ended	($)	($)	($)	($) (1)	(#)	($) (2)

Robert A. Niblock	02/03/06	850,000	2,550,000	92,082 (3)	4,039,800	72,000	308,527
Chairman of the Board, President,	01/28/05	730,000	1,688,884	—	1,447,125	51,000	135,887
and Chief Executive Officer	01/30/04	651,000	1,625,000	—	3,930,000	149,000	204,231
Larry D. Stone	02/03/06	730,000	1,460,000	—	2,736,963	49,500	199,530
Senior Executive Vice President,	01/28/05	702,000	1,273,105	—	1,390,375	49,000	111,100
Merchandising/Marketing	01/30/04	702,000	1,404,000	—	3,930,000	161,000	189,447
Gregory M. Bridgeford	02/03/06	450,000	900,000	—	1,742,738	26,500	122,972
Executive Vice President, Business	01/28/05	425,000	770,754	—	737,750	26,000	67,110
Development	01/30/04	355,000	532,500	—	1,965,000	41,000	79,823
Robert F. Hull, Jr. (4)	02/03/06	450,000	900,000	—	1,742,738	26,500	122,885
Executive Vice President and
Chief Financial Officer
Charles W. Canter, Jr. (4)	02/03/06	395,385	840,000	—	1,265,610	10,145	111,566
Executive Vice President,
Store Operations

(1)	Amounts shown for the fiscal year ended February 3, 2006 represent the sum of (i) the value of performance accelerated restricted stock (“PARS”) granted March 1, 2005 (based on the closing price of $58.35 per share on the grant date) plus (ii) the value of restricted stock granted September 1, 2005 (based on the closing price of $64.64 per share on the grant date). PARS will vest 100% after five years or 50% at the end of the third fiscal year after the date of grant or 100% at the end of the fourth fiscal year after the date of grant, if certain performance criteria are achieved as of either of those dates. In addition, unvested PARS will vest on the date the executive terminates employment due to death or disability, or, in the case of Messrs. Niblock, Stone and Bridgeford, in the event of retirement. The restricted stock granted on September 1, 2005 will vest 100% on the fourth anniversary of the grant or, if earlier, the date the executive terminates employment due to death, disability or retirement. Retirement for these purposes is defined as termination of employment with the approval of the Board of Directors after the recipient has attained age sixty and completed five years of service, provided that the recipient has given the Board of Directors at least ninety days advance notice of recipient’s retirement and, with respect to the September 1, 2005 restricted stock grants, at least twelve months after the grant date.

Amounts shown for the fiscal year ended January 28, 2005, represent the value of restricted stock granted March 1, 2004 (based on the closing price of $56.75 per share on the grant date). The restricted stock granted March 1, 2004 will vest 100% on the third anniversary of the grant or, if earlier, the date the executive terminates employment due to death, disability or retirement. Retirement for this purpose is defined as termination of employment with the approval of the Board of Directors on or after the later of (i) the date the executive has completed ten years of service or (ii) the date the executive’s age plus years of service equal or exceed fifty.

Amounts shown for the fiscal year ended January 30, 2004, represent deferred stock units granted March 1, 2003 (based on the closing price of $39.30 per share on the grant date). Each deferred stock unit grant, with the exception of Mr. Niblock’s, will vest 40% on the third anniversary of the grant and the remaining 60% on the fifth anniversary of the grant. Mr. Niblock’s deferred stock unit grant will be fully-vested on the fifth anniversary of the grant.

Dividends on PARS and other restricted stock are paid to the executives in cash. Dividend equivalents are payable on deferred stock units from and after the date the units become vested and are reinvested in additional deferred stock units.

As of February 3, 2006, the named executive officers held the following number of unvested PARS, restricted stock and deferred stock units with the following values (based on the closing price of $63.52 per share on February 3, 2006): Mr. Niblock — 36,000 PARS, 55,500 shares of restricted stock and 100,000 deferred stock units valued in the aggregate at $12,164,080; Mr. Stone — 24,750 PARS, 44,500 shares of restricted stock and 100,000 deferred stock units valued in the aggregate at $10,750,760; Mr. Bridgeford — 13,250 PARS, 28,000 shares of restricted stock and 50,000 deferred stock units valued in the aggregate at $5,796,200; Mr. Canter — 5,073 PARS and 20,288 shares of restricted stock valued in the aggregate at $1,610,931; Mr. Hull — 13,250 PARS and 20,288 shares of restricted stock valued in the aggregate at $2,130,334.
(2)	Amounts shown for the fiscal year ended February 3, 2006 consist solely of the following matching contributions by the Company under the Lowe’s 401(k) Plan, a retirement savings plan maintained for substantially all employees of the Company that satisfies the requirements for qualification under the Internal Revenue Code, and the Lowe’s Benefit Restoration Plan, a retirement savings plan maintained for employees whose benefits under the 401(k) Plan are reduced by Internal Revenue Code limitations:

	401(k) Plan ($)	Benefit Restoration Plan ($)

Mr. Niblock	14,700	293,827
Mr. Stone	14,700	184,830
Mr. Bridgeford	14,700	108,272
Mr. Hull	14,700	108,185
Mr. Canter	14,700	96,865

(3)	Amount shown for the fiscal year ended February 3, 2006 represents the incremental cost to the Company for personal use of corporate aircraft ($83,332) and reimbursement for the cost of tax preparation, filing and planning services ($8,750).

(4)	Messrs. Hull and Canter were not included among the four most highly compensated executive officers of the Company during the fiscal years ended January 28, 2005 and January 30, 2004. Mr. Canter was promoted from Senior Vice President to Executive Vice President effective June 30, 2005.

Option Grants in Fiscal Year
      The following table provides information with respect to stock options granted to the named executive officers during Fiscal Year 2005:

	Individual Grants (1)				Potential Realizable Value
					at Assumed Annual Rates
	Number of	% of Total			of Stock Price
	Securities	Options			Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees in	Price/	Expiration
Name	Granted (#)	Fiscal Year	Share ($)	Date	5% ($)	10% ($)

Robert A. Niblock	72,000	2.42	58.35	03/01/2012	1,710,310	3,985,750
Larry D. Stone	49,500	1.67	58.35	03/01/2012	1,175,838	2,740,203
Gregory M. Bridgeford	26,500	0.89	58.35	03/01/2012	629,489	1,466,977
Robert F. Hull, Jr.	26,500	0.89	58.35	03/01/2012	629,489	1,466,977
Charles W. Canter, Jr.	10,145	0.34	58.35	03/01/2012	240,987	561,603

(1)	All options for the named executive officers were granted on March 1, 2005 under the 1997 Incentive Plan and have an exercise price equal to the fair market value on the date of grant. The options granted to Messrs. Niblock, Stone and Bridgeford vest in three equal annual installments on each of the first three anniversaries of the grant date or if earlier, the date the executive terminates employment due to death, disability or retirement, and continue to be exercisable until their expiration dates following termination of employment for any reason other than a termination by the Company for cause. Retirement for this purpose is defined as termination of employment with the approval of the Board of Directors on or after the later of the date the executive has completed ten years of service or the date the executive’s age plus years of service equals or exceeds fifty. The options granted to Messrs. Hull and Canter vest in three equal annual installments on each of the first three anniversaries of the grant date or if earlier, the date the executive terminates employment due to death or disability and continue to be exercisable until their expiration dates following termination of employment due to death, disability or retirement and for three months following the date of termination for any other reason other than a termination by the Company for cause. Retirement for this purpose is defined as termination of employment on or after the later of sixty days after the executive gives written notice to the Company’s Secretary, or the date the executive attains age sixty.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values
      The following table provides information concerning options exercised during Fiscal Year 2005 and the unexercised options held by each of the named executive officers at February 3, 2006:

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options on		Options on
	Shares		February 3, 2006 (#)		February 3, 2006 ($) (2)
	Acquired on	Value
Name	Exercise (#)	Realized ($) (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert A. Niblock	47,200	1,742,729	377,494	155,666	9,295,941	1,805,331
Larry D. Stone	5,908	135,942	588,272	135,832	16,826,047	1,776,854
Gregory M. Bridgeford	60,000	2,583,623	216,451	57,499	5,930,952	585,340
Robert F. Hull, Jr.	0	0	74,049	43,580	1,497,666	427,660
Charles W. Canter, Jr.	36,606	1,333,927	111,249	27,225	2,179,102	343,105

(1)	Value realized equals the aggregate amount of the excess of the fair market value on the dates of exercise over the relevant exercise prices.
(2)	Value of unexercised in-the-money options is calculated as the aggregate difference between the fair market value of $63.52 per share on February 3, 2006 over the relevant exercise prices.

Equity Compensation Plan Information
      The following table provides information about stock options outstanding and shares available for future awards under all of Lowe’s equity compensation plans. The information is as of February 3, 2006.

	(a)	(b)	(c)
Number of Securities
	Number of Securities		Remaining Available for
	to Be Issued	Weighted-Average	Future Issuance Under
	Upon Exercise of	Exercise Price of	Equity Compensation
	Outstanding Options,	Outstanding Options,	Plans (excluding securities
	Warrants and Rights	Warrants and Rights	reflected in column (a))
Plan Category	(#) (1)	($) (1)	(#) (2)

Equity compensation plans approved by security holders	15,562,516	44.98	16,799,342 (3)
Equity compensation plans not approved by security holders	—	—	—

Total	15,562,516	44.98	16,799,342 (3)

(1)	This column contains information regarding employee stock options and deferred shares only; there are no warrants or stock appreciation rights outstanding. However, the weighted-average exercise price shown in column (b) does not take into account deferred shares since they are granted outright and do not have an exercise price.
(2)	In accordance with SEC rules, this column does not include shares available under the Lowe’s 401(k) Plan.
(3)	Includes the following:

* 14,324,291, 87,054 and zero shares, respectively, available for grants under the Company’s three stock incentive plans, referred to as the “2001”, “1997” and “1994” Plans. Under these plans, incentive and non-qualified stock options may be granted to key employees. No awards may be granted after 2011 under the 2001 Plan or 2007 under the 1997 Plan. No awards may be granted under the 1994 plan. Stock options generally have terms of 7 years, normally vest evenly over 3 years, and are assigned an exercise price of not less than the fair market value of the Common Stock on the date of grant.

* 292,996 shares under the Lowe’s Companies, Inc. Amended and Restated Directors’ Stock Option and Deferred Stock Unit Plan. This Plan allows the award of stock options or deferred stock units to non-employee directors. No awards may be granted under this Plan after May, 2008. Options awarded under this Plan vest evenly over three years, expire after seven years and are assigned an exercise price equal to the fair market value of the Common Stock on the award date. Deferred stock units granted under this Plan are fully vested and paid in the form of Common Stock after the termination of the director’s service.

* 2,095,001 shares available under the Lowe’s Companies Employee Stock Purchase Plan — Stock Options for Everyone. Eligible employees may participate in the purchase of designated shares of the Company’s Common Stock. The purchase price of this stock is equal to 85% of the closing price on the date of purchase for each semi-annual stock purchase period.
RELATED-PARTY TRANSACTIONS
      Steven M. Stone, Senior Vice President and Chief Information Officer of the Company, is the brother of Larry D. Stone, an executive officer of the Company. For Fiscal Year 2005, the Company paid Steven M. Stone a combined base salary and bonus of $862,500. He also received a matching contribution of $64,050 under the Company’s Benefit Restoration Plan, a grant of non-qualified options to purchase 10,145 shares at an exercise price of $58.35 per share, and a grant of 5,073 PARS. Steven M. Stone’s compensation was established in accordance with employment and compensation practices applicable to similarly situated employees. Larry D. Stone does not have a material interest in the Company’s employment relationship with Steven M. Stone.

TOTAL RETURN TO SHAREHOLDERS
      The following graph compares the total returns (assuming reinvestment of dividends) of the Company’s Common Stock, the S&P 500 Index and the S&P Retail Index. The graph assumes $100 invested on February 2, 2001 in the Company’s Common Stock and each of the indices.
      Source: Bloomberg Financial Services

	02/02/2001	02/01/2002	01/31/2003	01/30/2004	01/28/2005	02/03/2006

LOWE’S	$100.00	$170.14	$127.52	$200.22	$210.63	$239.01
S&P 500	$100.00	$84.44	$64.87	$86.48	$92.62	$101.85
S&P RETAIL INDEX	$100.00	$108.46	$78.03	$116.64	$134.01	$143.93
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
AND CHANGE IN CONTROL ARRANGEMENTS
      The Company has entered into Management Continuity Agreements with each of Messrs. Niblock, Stone, Bridgeford, Hull and Canter, as well as five other executive officers. Other than the termination compensation amounts, the agreements are identical. Each was unanimously approved by the non-management members of the Board of Directors.
      The agreements provide for certain benefits if the Company experiences a change-in-control followed by termination of the executive’s employment without cause by the Company’s successor, by the executive during the thirty-day period following the first anniversary of the change-in-control or by the executive for certain reasons, including a downgrading of the executive’s position. “Cause” means continued and willful failure to perform duties or conduct demonstrably and materially injurious to the Company or its affiliates.
      All agreements provide for three-year terms. On the first anniversary, and every anniversary thereafter, the term is extended automatically for an additional year unless the Company does not extend the term. All agreements automatically expire on the second anniversary of a change-in-control notwithstanding the length of the terms remaining on the date of the change-in-control.
      If benefits are paid under an agreement, the executive will receive (i) a lump-sum severance payment equal to the present value of (a) three times the annual base salary, incentive bonus and welfare insurance costs for Messrs. Niblock and Stone, (b) 2.99 times annual base salary, incentive bonus and welfare insurance costs for Messrs. Bridgeford, Hull and Canter and Joseph M. Mabry, Jr., and (c) two times annual base salary, incentive bonus and welfare insurance costs for all other participating executive officers and (ii) any other unpaid salary and benefits to which the executive is otherwise entitled. In addition, the executive will be compensated for any excise tax liability he may incur as a result of any benefits paid to the executive being classified as excess parachute payments under the Internal Revenue Code and for income and employment taxes attributable to such excise tax reimbursement.
      All legal fees and expenses incurred by the executives in enforcing these agreements will be paid by the Company.
REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE
      This report by the Compensation and Organization Committee is required by rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.
Executive Compensation Principles
      The Executive Compensation Program (“Program”) has been designed to establish a strong link between the creation of shareholder value and the compensation earned by the Company’s executive officers. It is the intention of the Compensation Committee that, to the extent practical, all compensation paid under the Program (other than compensation from the exercise of incentive stock options) will be tax deductible to the Company in the year paid to the executive. The fundamental objectives of the Program are to:

•	Align executive compensation with the Company’s mission, values and business strategies;

•	Attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company’s success in enhancing shareholder value; and

•	Provide compensation which is commensurate with the Company’s performance and the contributions made by executives toward this performance.
      The Program is intended to provide compensation which is competitive with comparable companies in the retailing industry (with particular emphasis on specialty hard goods retailers and major U.S. retailers) when the Company is meeting its targeted financial goals. At the same time, the Program seeks to provide above-average compensation when the Company’s targeted goals are exceeded, and below-average compensation when targeted performance goals are not achieved.
      The Program provides for larger portions of total compensation to vary on the basis of Company performance for higher levels of executives (i.e., the most senior executive officers have more of their total compensation at risk on the basis of Company performance than do lower levels of executives). All executive officers participate in the same direct compensation programs as the other executives of the Company, with the only differences being the degree of compensation risk and the overall magnitude of the potential awards.
      The Compensation Committee strongly believes that executive officers should own significant amounts of the Company’s Common Stock to align their interests with those of the Company’s shareholders, and the Company’s 401(k) Plan, Employee Stock Purchase Plan and Incentive Plans enable executives to acquire such Common Stock. The Compensation Committee also has adopted a stock ownership and retention policy for all Executive Vice Presidents and more senior officers of the Company. The ownership targets under the policy are ten times base salary for the Chairman and Chief Executive Officer and five times base salary for all other executives who are subject to the policy. Executives who are subject to the policy must retain 100% of the net shares received from the exercise of any stock options granted under the Incentive Plans until the targeted ownership level is reached. After the target ownership level is reached, executives must retain the net shares from the exercise of any options granted under the Incentive Plans after September 13, 2002 for at least one year from the date of exercise. All Executive Vice Presidents and more senior officers of the Company were in compliance with the stock ownership and retention policy during Fiscal Year 2005. As of March 1, 2006, the sum of the value of the shares of Common Stock directly owned by the named executive officers and the value of their vested in-the-money options equaled the following multiples of their respective base salaries: Mr. Niblock — 23 times; Mr. Stone — 36 times; Mr. Bridgeford — 45 times; Mr. Hull — 9 times; and Mr. Canter — 20 times.

Elements of the Executive Compensation Program
      The Program includes the following elements:
Base Salary
      Salaries for executive officers are established on the basis of the qualifications and experience of the executive, the nature of the job responsibilities and salaries for competitive positions in the retailing industry.
      Executive officers’ base salaries are reviewed annually and are approved by the Compensation Committee. Salaries of executive officers are compared with those of comparable executive positions in the retailing industry throughout the United States. The Compensation Committee uses the median level of base salary as a guideline, in conjunction with the executive’s performance and qualifications, for establishing salary levels. Any action by the Compensation Committee with respect to the base salary level for the Chairman of the Board and Chief Executive Officer is subject to final Board approval.
1997 and 2001 Incentive Plans
      The 1997 and 2001 Incentive Plans, which were approved by shareholders in 1997 and 2001, respectively, are intended to attract, motivate, retain and reward the executives whose leadership and performance are critical to the Company’s success in enhancing shareholder value. The Incentive Plans help to place further emphasis on executive ownership of the Company’s Common Stock. The Incentive Plans are designed to assure the deductibility of executive compensation for federal and state income tax purposes.
      Short-Term Incentives. The Management Bonus Program is administered pursuant to the 2001 Incentive Plan. The Management Bonus Program provides bonus opportunities that can be earned upon the achievement by the Company of predetermined objectives for growth in earnings before interest and taxes (“EBIT”). Each year, the Compensation Committee establishes a threshold level of EBIT growth that must be achieved before any bonuses are paid and the amount of bonuses that will be earned for growth at and above the threshold level. The Company’s EBIT growth for the 2005 Fiscal Year exceeded the growth level established by the Compensation Committee at the beginning of the year for the payment of maximum bonus amounts under the Management Bonus Program. Accordingly, Mr. Niblock received the maximum bonus of 300% of his base salary, and bonuses equal to 200% of their respective base salaries were paid to Messrs. Stone, Bridgeford, Hull and Canter.
      Long-Term Incentives. The Incentive Plans authorize the grant of stock options. The option price cannot be less than the market price of the Common Stock on the date on which the option is granted. Consequently, stock options granted under the Incentive Plans measure performance and provide compensation solely on the basis of the appreciation in the price of the Common Stock.
      Shares of restricted Common Stock also may be granted under the Incentive Plans so long as the vesting period of such stock is at least three years (one year if the vesting is based on the satisfaction of performance objectives prescribed by the Compensation Committee). Shares of restricted stock granted under the Incentive Plans are intended to assist the Company in attracting and retaining highly skilled and motivated senior management employees.
      During Fiscal Year 2005, the Compensation Committee approved broad-based grants under the Incentive Plans to executive and senior management, middle managers and professionals and retail store managers. The Fiscal Year 2005 grants for all executives at or above the Vice President level included both stock options and PARS. The Fiscal Year 2005 grants for executives at less senior levels consisted entirely of stock options. The stock options included in the grants vest and become exercisable in equal installments on each of the first three anniversaries of the grants. The PARS provide that the shares become vested on the fifth anniversary of the grant with the opportunity for accelerated vesting if the Company achieves certain financial performance targets as of the end of the third and fourth fiscal years following the grant date. The agreements evidencing the grant of the PARS require that the recipient hold the net shares from the grant (after payment of taxes) until the sixth anniversary of the grant. The Compensation Committee made an additional long-term incentive award to all executives at or above the Vice President level in the form of restricted stock on September 1, 2005 to provide a strong incentive for them to remain with the Company over the vesting period for the award. The vesting period is three years for Vice Presidents and four years for Senior Vice Presidents and more senior officers.
      The Incentive Plans also authorize awards of stock appreciation rights that entitle the recipient to receive a payment based solely on the appreciation in the Common Stock following the date of the award and awards of Common Stock that are earned only if performance objectives are achieved. None of these types of awards were made under the Incentive Plans during Fiscal Year 2005, nor are any previous grants outstanding.
      The Incentive Plans include a Deferral Program. Prior to 2005 the Deferral Program allowed executives at or above the Vice President level to defer receipt of certain stock incentives (vested performance stock awards and performance accelerated restricted stock and gain on non-qualified stock options). The Deferral Program was amended in 2005 to provide that the only deferrals permitted after 2004 are mandatory deferrals of compensation to the extent that such compensation would not be deductible by the Company for federal income tax purposes due to the limitation imposed by Internal Revenue Code Section 162(m) on the deductibility of compensation that is not performance-based.
      Any shares representing stock incentives that are deferred under the Deferral Program are cancelled and tracked as phantom shares. During the deferral period, the participant’s account is credited with amounts equal to the dividends paid on actual shares. Shares are reissued when distributed to the executive. Unless a participant elects otherwise, deferred benefits are generally payable beginning on the March 15 following the earlier of the executive’s retirement or other termination of employment or his or her 65th birthday.
      The Deferral Program is unfunded. A deferred benefit under the Deferral Program is at all times a mere contractual obligation of the Company. A participant and his beneficiaries have no right, title, or interest in the benefits deferred under the Deferral Program or any claim against them.
Benefit Restoration Plan
      The Company’s Benefit Restoration Plan is intended to provide qualifying executives with benefits equivalent to those received by all other employees under the Company’s 401(k) Plan. Qualifying executives are those whose contributions, annual additions and other benefits, as normally provided to all participants under the 401(k) Plan, would be curtailed by the effect of Internal Revenue Code limitations and restrictions.
Cash Deferral Plan
      The Cash Deferral Plan, adopted by the Company on December 5, 2003, is intended to permit qualifying executives to voluntarily defer a portion of their base salary, management bonus and certain other bonuses on a tax-deferred basis, and to have such deferred amounts credited with earnings, generally using the same investment choices as are available from time to time under the Benefit Restoration Plan. Qualifying executives are those in director level and above positions.
      The Cash Deferral Plan is unfunded. A deferred benefit under the Cash Deferral Plan is at all times a mere contractual obligation of the Company. A participant and his beneficiaries have no right, title, or interest in the benefits deferred under the Cash Deferral Plan or any claim against them.
Other Compensation
      The Company’s executive officers participate in the Lowe’s 401(k) Plan and the other employee benefit plans sponsored by the Company on the same terms and conditions that apply to all other employees. The Company makes only nominal use of perquisites in compensating its executive officers. The Company provides long-term disability coverage for officer compensation that exceeds $400,000 but is less than $600,000. The Company’s total cost for providing such coverage to twenty-five officers is approximately $21,000. All Senior Vice Presidents and more senior officers of the Company are required to use professional tax preparation, filing and planning services, and the Company reimburses the cost of such services up to a maximum of $5,000 per calendar year (grossed up for taxes). Such officers are also required to receive an annual physical examination at the Company’s expense. The Company’s total cost for the reimbursement of tax-related expenses and for the annual physical examination program is approximately $104,000.

The Chief Executive Officer’s Compensation
      The Compensation Committee increased the annual base salary payable to Mr. Niblock from $730,000 to $850,000 to bring his base salary closer to the median base salary paid to the chief executive officers of other national retailers in the Company’s peer group. Mr. Niblock earned the maximum bonus of 300% of his base salary or $2,550,000 under the Management Bonus Program based solely on the Company’s outstanding EBIT growth for Fiscal Year 2005. The Compensation Committee made long-term incentive awards to Mr. Niblock in the form of a combination of PARS and stock options on March 1, 2005 in accordance with the Compensation Committee’s executive compensation strategy to provide significant potential rewards to executives for increasing long-term shareholder value. The Compensation Committee made an additional long-term incentive award to Mr. Niblock in the form of restricted stock on September 1, 2005 to provide a strong incentive for Mr. Niblock to remain with the Company and to continue to build the Company’s senior management team over the four year vesting period for the award.
* * *
      The Compensation Committee believes that the Company’s Executive Compensation Program has been strongly linked to the Company’s performance and the enhancement of shareholder value. The Compensation Committee intends to continually evaluate the Company’s compensation philosophies and plans to ensure that they are appropriately configured to align the interests of executives and shareholders and to ensure that the Company can attract, motivate and retain talented management personnel.

Paul Fulton, Chairman
Leonard L. Berry
Dawn E. Hudson
Robert A. Ingram
Marshall O. Larsen
PROPOSAL TWO
TO APPROVE THE LOWE’S COMPANIES, INC. 2006 ANNUAL INCENTIVE PLAN
      The Board of Directors proposes that shareholders approve the Lowe’s Companies, Inc. 2006 Annual Incentive Plan (the “Annual Plan”). The Compensation Committee adopted the Annual Plan on March 23, 2006, subject to the approval of the Company’s shareholders. The Plan replaces the portion of the Lowe’s Companies, Inc. 2001 Incentive Plan that provides for the award of cash incentives.
      You are being asked to approve the adoption of the Annual Plan in order to preserve the Company’s federal income tax deduction when payments are made to certain executives based on established performance goals. The Company generally seeks to preserve its ability to claim tax deductions for compensation paid to executives to the greatest extent practicable; therefore, the Annual Plan is intended to comply with the requirements of Code Section 162(m). Code Section 162(m) limits how much the Company can deduct on its federal income tax return for compensation paid in a taxable year to an individual who, on the last day of the fiscal year, was either (i) the Chief Executive Officer or (ii) among the four other highest-compensated executive officers. Compensation that is considered “performance-based compensation” under Code Section 162(m) is not subject to this limit on deductible compensation if certain conditions are met. One such condition is that the shareholders initially approve the material terms of the performance goals and re-approve those material terms every five years. Approval of this proposal will ensure that the Company is able to receive tax-deductions for the full amount of performance based compensation paid to officers under the Annual Plan.
      Approval of the Annual Plan requires the affirmative vote of a majority of the shares represented and voted at the Meeting.
      The more significant features of the Annual Plan are described below. This summary is subject, in all respects, to the terms of the Annual Plan, which is attached to this Proxy Statement as Appendix B.
Administration
      The Compensation Committee, all of whose members are outside directors, will administer the Annual Plan. The Compensation Committee will have the authority to grant cash awards upon such terms (not inconsistent with the terms of the Annual Plan) as it considers appropriate. In addition, the Compensation Committee will have complete authority to interpret all provisions of the Annual Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the Annual Plan and to make all other determinations necessary or advisable for the administration of the Annual Plan.
Eligibility
      Any person who, during the term of the Annual Plan, is an employee of the Company or any subsidiary of the Company is eligible to participate under the Annual Plan. The Compensation Committee determines which employees will be participants under the Annual Plan. The Company anticipates that approximately 2,150 employees will be eligible to receive awards under the Annual Plan.
Performance Objectives
      Annual Plan participants will receive awards under the Annual Plan after the end of a fiscal year if certain specified performance objectives are met during such fiscal year. The performance objectives are set by the Compensation Committee at the start of each fiscal year and are based on one or more of the following performance criteria: (i) the Company’s earnings before interest and taxes (EBIT), (ii) the Company’s earnings before taxes, (iii) the Company’s earnings before taxes in relation to non-cash beginning assets (beginning assets less beginning cash and short-term investments), (iv) the achievement by the Company, a Subsidiary or an operating unit of stated objectives with respect to return on equity, earnings per share, total earnings, return on capital or return on assets, (v) fair market value, (vi) revenues, (vii) total shareholder return, (viii) operating earnings or margin, (ix) economic profit or value created, (x) strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, customer or employee satisfaction, human resources management, supervision of litigation or information technology or acquisitions or divestitures of subsidiaries, affiliates or joint ventures, or (xi) any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Compensation Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.
Payment of Awards
      All awards under the Annual Plan for a fiscal year will be paid in cash following the end of such fiscal year. The maximum individual award that can be made under the Annual Plan for a fiscal year is the lesser of (i) $5,000,000 or (ii) 500% of the covered employee’s base salary (prior to any salary reduction or deferral elections) as of the date of grant of the award. The maximum individual award under the Annual Plan is an increase over the maximum individual award under the Lowe’s Companies, Inc. 2001 Incentive Plan which was the lesser of (i) $3,000,000 or (ii) 300% of the covered employee’s base salary. The Compensation Committee does not currently intend to grant individual awards that approach the maximum allowable amount, but is asking shareholders to approve an increase in the maximum amount to preserve flexibility over the next five years.
Amendment and Termination
      The Compensation Committee may amend or terminate the Annual Plan from time to time, except that no amendment will become effective until shareholder approved is obtained if the amendment would increase the maximum amount payable to a covered employee.
Federal Income Tax Consequences
      All cash awards paid under the Annual Plan are taxable to the participant when made. The Annual Plan has been designed to comply with Code Section 162(m) such that all awards under the Annual Plan qualify as performance-based compensation and, therefore, the Company will be entitled to claim a federal income tax deduction for the full amount of any cash award paid under the Annual Plan.

      Our Board of Directors recommends a vote “FOR” the adoption the of the Annual Plan. Proxies received by the Board of Directors will be so voted unless shareholders specify in their proxies a contrary choice.
PROPOSAL THREE
TO APPROVE THE LOWE’S COMPANIES, INC. 2006 LONG-TERM INCENTIVE PLAN
      The Board of Directors proposes that shareholders approve the Lowe’s Companies, Inc. 2006 Long-Term Incentive Plan (the “Long-Term Plan”). The Long-Term Plan was adopted by the Board on March 24, 2006, subject to the approval of the Company’s shareholders. The 2006 Long-Term Incentive Plan replaces the Lowe’s Companies, Inc 2001 Incentive Plan (the “2001 Plan”) and permits the grant of options to purchase shares of Common Stock from the Company, stock appreciation rights (“SARs”), Stock Awards and Performance Shares to employees who contribute significantly to the profits or growth of the Company.
      The shareholders approved the 2001 Plan at the 2001 Annual Meeting. The Board of Directors desires to replace the 2001 Plan with a combination of two plans, (1) the Annual Plan for the purpose of granting annual, performance-based cash incentive awards and (2) the Long-Term Plan for the purpose of granting long-term equity-based awards. In Proposal Two, you are being asked to approve the Annual Plan which replaces the portion of the 2001 Plan relating to cash incentives. In this Proposal Three, you are being asked to approve the Long-Term Plan which preserves the remaining material terms of the 2001 Plan and revises the 2001 Plan as necessary to bring the plan into compliance with new rules and regulations under Internal Revenue Code Section 409A. If the Long-Term Plan is approved, no further awards will be made under the 2001 Plan and all future awards of options to purchase shares of Common Stock from the Company, SARs, Stock Awards and Performance Shares will be made under the Long-Term Plan.
      The Board believes that the Long-Term Plan will continue to benefit the Company in the same manner as the 2001 Plan by (i) assisting it in recruiting and retaining the services of employees with ability and initiative, (ii) providing greater incentive for employees who provide valuable services to the Company and (iii) associating the interests of such persons with those of the Company through opportunities for increased stock ownership and performance-based incentive compensation.
      Approval of the Long-Term Plan requires the affirmative vote of a majority of the shares represented and voted at the Meeting.
      The more significant features of the Long-Term Plan are described below and are materially unchanged from the terms of the 2001 Plan. This summary is subject, in all respects, to the terms of the Long-Term Plan, which is attached to this Proxy Statement as Appendix C.
Administration
      The Compensation Committee will administer the Long-Term Plan. The Compensation Committee will have the authority to select the individuals who will participate in the Long-Term Plan and to grant Options and SARs and to make Stock Awards and awards of Performance Shares upon such terms (not inconsistent with the terms of the Long-Term Plan), as the Compensation Committee considers appropriate. In addition, the Compensation Committee will have complete authority to interpret all provisions of the Long-Term Plan, to prescribe the form agreements evidencing awards under the Long-Term Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the Long-Term Plan and to make all other determinations necessary or advisable for the administration of the Long-Term Plan.
      The Compensation Committee may delegate its authority to administer the Long-Term Plan to a special committee consisting of one or more directors who are also officers of the Company. The Compensation Committee, however, may not delegate its authority with respect to grants and awards to individuals who are “covered employees” under Code Section 162(m) or Section 16 of the Securities Exchange Act of 1934. As used in this summary, the term “Administrator” means the Compensation Committee and any delegate, as appropriate.

Eligibility
      Any employee of the Company or any subsidiary is eligible to participate in the Long-Term Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary. Directors who are employees of the Company or a subsidiary may be selected to participate in the Long-Term Plan. The Company anticipates that approximately 2,150 employees will be eligible to receive awards under the Long-Term Plan.
Awards
      Options. Options granted under the Long-Term Plan may be incentive stock options (“ISOs”) or nonqualified stock options. A stock option entitles the Participant to purchase shares of Common Stock from the Company at the option price. The option price will be fixed by the Administrator at the time the option is granted, but the price cannot be less than the shares’ fair market value on the date of grant. The option price may be paid in cash or, with the Administrator’s consent, with shares of Common Stock, or a combination of cash and Common Stock. Options may be exercised at such times and subject to such conditions as may be prescribed by the Administrator. The maximum period in which an option may be exercised will be fixed by the Administrator at the time the option is granted but cannot exceed ten years.
      No employee may be granted ISOs (under the Long-Term Plan or any other plan of the Company) that are first exercisable in a calendar year for Common Stock having an aggregate fair market value (determined as of the date the option is granted) exceeding $100,000. In addition, no Participant may be granted options in any calendar year for more than 1,000,000 shares of Common Stock; provided, that in connection with his or her initial employment with the Company, a Participant may be granted Options with respect to up to an additional 1,000,000 shares of Common Stock, which will not count against the foregoing annual limit.
      SARs. SARs generally entitle the Participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the initial value of the SAR. The initial value of the SAR is the fair market value of a share of Common Stock on the date of grant. The Long-Term Plan provides that the Administrator may prescribe that the Participant will realize appreciation on a different basis. For example, the Administrator may limit the amount of appreciation that may be realized upon the exercise of an SAR.
      SARs may be granted in relation to option grants (“Corresponding SARs”) or independently of option grants. The difference between these two types of SARs is that to exercise a Corresponding SAR, the Participant must surrender unexercised that portion of the stock option to which the Corresponding SAR relates and vice versa.
      SARs may be exercised at such times and subject to such conditions as may be prescribed by the Administrator. The maximum period in which an SAR may be exercised will be fixed by the Administrator at the time the SAR is granted but cannot exceed ten years.
      No Participant may be granted SARs in any calendar year for more than 1,000,000 shares of Common Stock. For purposes of this limitation (and the limitation on individual option grants), an option and a Corresponding SAR are treated as a single award.
      Stock Awards. The Long-Term Plan also permits the grant of shares of Common Stock as Stock Awards. A Stock Award shall be forfeitable or otherwise restricted until certain conditions are satisfied. These conditions may include, for example, a requirement that the Participant complete a specified period of service or that certain objectives be achieved. The objectives may be based on the performance criteria described below. A Stock Award will be restricted for a period of at least three years; provided, however, that the period shall be at least one year in the case of a Stock Award that is subject to objectives based on one or more performance criteria. No Participant may be granted Stock Awards in any calendar year for more than 300,000 shares.
      Performance Shares. The Long-Term Plan also permits the award of Performance Shares. A Performance Share is an award stated with reference to a number of shares of Common Stock that entitles the holder to receive a payment equal to the fair market value of the Common Stock if the performance objectives are achieved. The performance objectives may be stated with respect to the criteria described below. The performance measurement period shall be at least one year. To the extent that a Performance Share award is earned, it may be settled in cash, with Common Stock, or a combination of cash and Common Stock. No Participant may receive an award of Performance Shares in any calendar year for more than 300,000 shares.
Deferral of Stock Awards
      The Deferral Program included in the 2001 Plan, as amended, has been incorporated into Article XI of the Long-Term Plan. This deferral feature of the Long-Term Plan provides for the mandatory deferral of any portion of a Stock Award or Performance Share award at the time of vesting or settlement if payment of such award to a Participant would result in compensation to the Participant that exceeds the limits in Code Section 162(m). Code Section 162(m) limits how much the Company can deduct on its federal income tax return for compensation paid in a taxable year to an individual who, on the last day of the fiscal year, was either (i) the Chief Executive Officer or (ii) among the four other highest-compensated executive officers. The Company generally seeks to preserve its ability to claim tax deductions for compensation paid to executives to the greatest extent practicable.
      Any amount mandatorily deferred under the Long-Term Plan (a “Deferred Stock Benefit”) is credited to a Deferred Stock Account for the benefit of the Participant. During the deferral period, the Participant’s account is credited with an amount equal to the dividends that would have been paid on the whole shares of Common Stock credited to the Deferred Stock Account. Deferred benefits are paid to a Participant in a single sum when the distribution would not result in the Participant having compensation that exceeds the limit in Code Section 162(m); however, no payments of Deferred Stock Benefits will be made to a “key employee” (as defined in Code Section 409A) prior to the date required to comply with Code Section 409A.
Performance Measures
      As noted above, a Participant’s rights under a Stock Award or Performance Shares may be subject to the satisfaction of performance objectives. Those performance objectives may be stated with reference to one or any combination of the following: (i) the Company’s earnings before interest and taxes (EBIT), (ii) the Company’s earnings before taxes, (iii) the Company’s earnings before taxes in relation to non-cash beginning assets (beginning assets less beginning cash and short-term investments), (iv) the achievement by the Company, a Subsidiary or an operating unit of stated objectives with respect to return on equity, earnings per share, total earnings, return on capital or return on assets, (v) fair market value, (vi) revenues, (vii) total shareholder return, (viii) operating earnings or margin, (ix) economic profit or value created, (x) strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, customer or employee satisfaction, human resources management, supervision of litigation or information technology or acquisitions or divestitures of subsidiaries, affiliates or joint ventures or (xi) any combination of the foregoing.
Transferability
      Options, SARs, Stock Awards and Performance Shares generally will be nontransferable except by will or the laws of descent and distribution.
Share Authorization
      A total of 25,000,000 shares of Common Stock will be available for issuance under the Long-Term Plan pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares and Deferred Stock Benefits. As of the date of this proxy statement, 14,324,291 shares of Common Stock remain available for awards under the 2001 Plan, so you are being asked to approve 10,675,709 additional shares under the Long-Term Plan to provide future awards to officers and employees under the incentive programs. Under the Long-Term Plan, no more than 7,000,000 shares of Common Stock may be issued as Stock Awards and in settlement of Performance Shares (or as the portion of Deferred Stock Benefits that represents forfeited or deferred shares of Common Stock subject to such awards).
      These limitations will be adjusted, as the Administrator determines is appropriate, in the event of a corporate transaction involving the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares). The terms of outstanding awards and the limitations on individual grants also may be adjusted by the Administrator to reflect such changes.
Amendment and Termination
      No options, SARs, Stock Awards or Performance Shares may be granted under the Long-Term Plan after March 1, 2016. The Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Compensation Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Plan shall adversely affect any award previously granted under the Plan, without the written consent of the Participant.
Acceleration of Awards
      Except as otherwise provided in an Agreement between the Company and a Participant, upon termination of a Participant’s employment by the Company without “cause”, or by the Participant for “good reason”, each as defined in the Long-Term Plan, within a period of one year following the occurrence of a Change in Control, as defined in the Plan, all outstanding Options and SARs held by such Participant shall become fully exercisable and all restrictions and performance conditions on outstanding Stock Awards and Performance Shares held by such Participant shall lapse. Awards will also accelerate upon the death or disability of a Participant.
Federal Income Tax Consequences
      The following is a brief general description of the consequences under the Internal Revenue Code and current federal income tax regulations of the receipt or exercise of awards under the Long-Term Plan.
      Nonqualified Stock Options. There will be no federal income tax consequences to either the Company or the Participant upon the grant of a non-discounted nonqualified stock option. However, the Participant will realize ordinary income on the exercise of the nonqualified stock option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction (subject to Code Section 162(m) limitations). The gain, if any, realized upon the subsequent disposition by the Participant of the Common Stock will constitute short-term or long-term capital gain, depending on the Participant’s holding period.
      Incentive Stock Options. There will be no federal income tax consequences to either the Company or the Participant upon the grant of an ISO or the exercise thereof by the Participant, except that upon exercise of an ISO, the Participant may be subject to alternative minimum tax on certain items of tax preference. If the Participant holds the shares of Common Stock for the greater of two years after the date the option was granted or one year after the acquisition of such shares of Common Stock (the “required holding period”), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other disqualifying disposition during the required holding period, the Participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount (subject to Code Section 162(m) limitations).
      SARs. A Participant receiving a SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When a Participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the Participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to Code Section 162(m) limitations).
      Performance Shares. A Participant receiving performance shares will not recognize income and the Company will not be allowed a tax deduction at the time the award is granted. When a Participant receives payment of performance shares, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the Participant and will be allowed as a deduction for federal income tax purposes to the Company (subject to Code Section 162(m) limitations).
      Stock Awards. Unless the Participant makes an election to accelerate recognition of the income to the date of grant, a Participant receiving a Stock Award will not recognize income, and the Company will not be allowed a tax deduction, until such time as the shares first become transferable or are no longer subject to a substantial risk of forfeiture. At such time, the Participant will recognize ordinary income equal to the fair market value of the Common Stock and the Company will be entitled to a corresponding tax deduction at that time (subject to Code Section 162(m) limitations).
Benefits to Named Executive Officers and Others
      As of the date of this Proxy Statement, no awards had been granted or approved for grant under the Long-Term Plan. Any awards under the Long-Term Plan will be made at the discretion of the Compensation Committee or the Administrator, as the case may be. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any particular person or group pursuant to the Long-Term Plan.
      The Board of Directors recommends a vote “FOR” approval of the Long-Term Plan. Proxies received by the Board of Directors will be so voted unless shareholders specify in their proxies a contrary choice.
AUDIT MATTERS
Report of the Audit Committee
      This report by the Audit Committee is required by the rules of the Securities and Exchange Commission. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is not to be otherwise deemed filed under either such Act.
      The Audit Committee has five members, all of whom are independent directors as defined by the Categorical Standards, Section 303A.02 of the NYSE Listed Company Manual and Rule 10A-3(b)(1)(ii) of the Exchange Act of 1934. Each member of the Audit Committee is “financially literate”, as that term is defined by the rules of the NYSE, and qualified to review and assess financial statements. The Board of Directors has determined that more than one member of the Audit Committee qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission, and has designated both Richard K. Lochridge, the Chairman of the Audit Committee, and Stephen F. Page, Chairman Designee of the Audit Committee, as “audit committee financial experts”.
      The Audit Committee reviews the general scope of the Company’s annual audit and the fees charged by the Company’s independent accountants, determines duties and responsibilities of the internal auditors, reviews financial statements and accounting principles being applied thereto, and reviews audit results and other matters relating to internal control and compliance with the Company’s Code of Ethics.
      In carrying out its responsibilities, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	met periodically with the Company’s Vice President of Internal Audit and the independent accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting;

•	discussed with the independent accountants the matters required to be communicated to audit committees by Statement on Auditing Standards (“SAS”) No. 61 (Communications with Audit Committees), as amended by SAS No. 99;

•	received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence

Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountants the independent accountant’s independence; and

•	reviewed and discussed with management and the independent accountants management’s report and the independent accountants’ report and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

      Based on the review and discussions noted above and the report of the independent accountants to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2006.

Richard K. Lochridge, Chairman
Peter C. Browning
Robert L. Johnson
Stephen F. Page
O. Temple Sloan, Jr.
Fees Paid to the Independent Accountants
      The aggregate fees billed to the Company for the last two fiscal years by the Company’s independent accountants, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were:

	2005	2004

Audit Fees (1)	$2,314,408	$2,113,420
Audit-Related Fees (2)	48,670	111,660
Tax Fees (3)	25,425	527,380
All Other Fees	0	0

(1)	Audit fees consist of fees billed for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K, review of financial statements included in Form 10-Qs and services provided by the independent accountants in connection with the Company’s statutory filings for the last two fiscal years. Audit fees also include fees for professional services rendered for the audits of (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.
(2)	Audit-related fees are fees billed by the independent accountants for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and include audits of the Company’s employee benefit plans and other consultations concerning financial accounting and reporting standards.
(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. In 2004, tax fees include $450,000 that the Company paid to settle a contingent fee engagement for tax planning services rendered in prior years. Also included in this category in 2004 is assistance with the Company’s license renewal for its offices in China, software licensing and tax return review.
      The Audit Committee has considered whether the provision of this level of audit-related, tax and all other services is compatible with maintaining the independence of Deloitte. The Audit Committee, or the Chairman of the Audit Committee pursuant to a delegation of authority from the Audit Committee set forth in the Audit Committee’s charter, approves the engagement of Deloitte to perform all such services before Deloitte is engaged to render them.
PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
      The Audit Committee has appointed Deloitte to serve as independent accountants for Fiscal Year 2006. Deloitte has served as the Company’s independent accountants since 1982 and is considered by management to be well qualified.

      Shareholder ratification of the Audit Committee’s appointment of Deloitte as our independent accountants is not required by the Bylaws or otherwise; however, the Board of Directors is submitting the appointment of Deloitte to the shareholders for ratification. If the shareholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain Deloitte as the Company’s independent accountants. In addition, even if the stockholders ratify the appointment of Deloitte, the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the audit committee determines that a change is in the best interests of the Company.
      Representatives of Deloitte are expected to be present at the Annual Meeting of Shareholders, where they will have the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.
      The Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte as independent accountants. Proxies received by the Board of Directors will be so voted unless shareholders specify in their proxies a contrary choice.
PROPOSAL FIVE
TO APPROVE AMENDMENTS TO LOWE’S ARTICLES OF INCORPORATION
RELATING TO THE BOARD OF DIRECTORS
      The Board of Directors has approved, and recommends that Lowe’s shareholders approve, amendments to Section 8. “Board of Directors” of the Company’s Articles of Incorporation to:

•	Set the number of directors at a minimum of three and grant the Board of Directors the authority to fix the exact number of directors from time to time by resolution of the Board of Directors;

•	Change the standard for electing directors from the statutory default plurality standard to a majority of votes cast standard in uncontested elections; and

•	Provide that to the full extent permitted by North Carolina law as in effect from time to time a director shall not be personally liable for monetary damages for breach of any duty as a director and that Lowe’s shall indemnify any director from any liability incurred as a director.
      A copy of Section 8 of the Company’s Articles of Incorporation as modified by the proposed amendments is attached to this Proxy Statement as Appendix D. An explanation of the proposed amendments is included below.
Number of Directors
      The North Carolina General Assembly amended the North Carolina Business Corporation Act (the “NCBCA”), effective October 1, 2005, to allow the board of directors of a North Carolina corporation to set the size of the board of directors subject to certain limitations. The board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The number of directors may be increased or decreased from time to time by amendment to, or in the manner provided in, the articles of incorporation or bylaws. The proposed amendments to Section 8 of the Company’s Articles of Incorporation set the number of directors at a minimum of three and grant the Board of Directors the authority to fix the exact number of directors from time to time by resolution of the Board. Currently, the Board of Directors must amend the Company’s bylaws each time the Board desires to change the number of directors. The Board of Directors believes the proposed amendment will eliminate that cumbersome step and give the Board the flexibility it needs to increase or decrease the size of the Board of Directors from time to time as the Board determines is in the best interest of the Company.
Standard for Electing Directors
      During 2005, the Governance Committee of the Board of Directors undertook a review of the appropriate process to provide that director nominees be elected by an affirmative vote of the majority of shareholder votes cast, rather than the current plurality standard, which is the default standard for electing directors under the NCBCA. Based upon the recommendation of the Governance Committee at the completion of this process, the Board of Directors is proposing to amend Section 8 of the Company’s Articles of Incorporation to provide that in uncontested elections, directors be elected by the affirmative vote of a majority of the outstanding shares of the Company’s voting securities voted at the meeting (including those shares in respect of which votes are “withheld”). In the event that a director nominee fails to receive the required majority vote, the Board of Directors may decrease the number of directors, fill any vacancy, or take other appropriate action. If the number of nominees exceeds the number of directors to be elected, directors will continue to be elected by a plurality of the votes cast by the holders of voting securities entitled to vote in the election.
      The Board of Directors believes this change in the standard for electing directors, which under North Carolina law can only be effected by amending the Company’s Articles of Incorporation, gives Lowe’s shareholders a more meaningful role in electing directors.
Elimination of Personal Liability and Indemnification of Directors
      Lowe’s Articles of Incorporation currently provide that its directors shall not have personal liability for monetary damages, but only to the extent permitted by the NCBCA on the date that the amendment to Lowe’s Articles of Incorporation eliminating such liability became effective. If the proposed amendments to Section 8 are approved, directors shall not be personally liable for monetary damages to the full extent permitted by the NCBCA.
      The NCBCA provides that a corporation may, subject to the limitations set forth in the NCBCA, indemnify its directors against liability or litigation expense if the director is made a party to a proceeding because he is or was a director of the corporation. The Company’s Bylaws already provide that in addition to any indemnification required or permitted by law, any person who at any time serves or has served as a director or officer of the corporation, or in such capacity at the request of the Company for any other corporation, partnership, joint venture, trust or other enterprise, shall have a right to be indemnified by the Company to the fullest extent permitted by law against liability and litigation expense. The Board of Directors believes the proposed amendments to Section 8 would reinforce that provision in the Company’s Bylaws by providing in the Company’s Articles of Incorporation that the Company shall indemnify any Director from liability incurred as a Director of the Company to the full extent permitted by the NCBCA.
Votes Needed
      The affirmative vote of a majority of the outstanding shares of the Company’s Common Stock is required for approval of the proposed amendments. The Board of Directors recommends a vote “FOR” the proposed amendments. Proxies received by the Board of Directors will be so voted unless shareholders specify in their proxies a contrary choice.
PROPOSAL SIX
TO CONSIDER AND VOTE UPON THE SHAREHOLDER PROPOSAL
ENTITLED “WOOD PROCUREMENT REPORT”
      Domini Social Investments, LLC, 536 Broadway, 7th Floor, New York, NY 10012-3915, the manager of funds owning more than 200,000 shares of Lowe’s common stock, has informed us that it intends to submit the following shareholder proposal at the Annual Meeting. The Board of Directors recommends voting “AGAINST” this proposal.
Proposal
Whereas:
      Forests are rapidly declining at a rate of 33 soccer fields per minute, according to the United Nations. Endangered forests are home to nearly 50% of the world’s species and 200 million indigenous people worldwide. Endangered forests store extensive amounts of carbon and are critical to mitigating the effects of climate change.
      The forest products industry is the largest industrial consumer of endangered forests. As the second largest home improvement chain, Lowe’s is a major retailer of wood products.

      In 2000, Lowe’s adopted a wood policy that acknowledges our company’s role in “determining whether these [endangered] forests will remain for future generations.” The policy’s long-term goal is to “ensure that all wood products sold in our stores originate from well-managed, non-endangered forests,” by:

•	Phasing out the purchase of wood products from endangered forests;

•	Preference to procuring wood products from independently certified, well-managed forests, recognizing that the Forest Stewardship Council (FSC) certification system has the highest certification standards;

•	Increasing procurement of recycled, engineered and alternative products.
      Increasingly, companies’ forest products sourcing practices are coming under greater scrutiny. Companies such as Home Depot, Dell, IKEA, and Staples have announced policies to avoid purchasing timber products from endangered forests and unsustainable logging operations, to increase the use of recycled fiber, and established FSC-certified wood procurement preferences. Major banks, such as JP Morgan Chase and Bank of America, have adopted policies limiting or prohibiting investment in companies and industries that negatively impact endangered forests.
      Many companies are addressing these concerns through their sustainability report. IKEA’s report describes its forestry policy and quantitatively reports policy audit results. Our company’s largest competitor, Home Depot, not only describes its Wood Purchasing Policy in the company’s sustainability report, but also lists product lines that have been changed to comply with the policy, and quantitatively reports trends of FSC-certified wood products. By comparison, Lowe’s sustainability report contains two sentences about its wood policy.
      Upon releasing its wood policy, our company’s chairman and chief executive said, “Our customers expect Lowe’s to deliver the best quality lumber and wood products that have been responsibly harvested and produced by our suppliers.” Lack of disclosure on steps taken to implement this wood policy may adversely impact consumer loyalty and long-term shareholder value.
RESOLVED: Shareholders request that the Board of Directors issue an annual report to shareholders, at reasonable cost, and omitting proprietary information, by December 1, 2006, reporting its progress toward implementing the company’s wood policy.
Supporting Statement
As lumber comprises nearly one-tenth of Lowe’s total sales, it is critical for Lowe’s to ensure a long-term sustainable supply of wood and mitigate reputational risks by procuring FSC-certified wood products.
The report should include a company-wide review of company practices and indicators related to measuring Lowe’s long-term goal of ensuring that all wood products sold in its stores originate from well-managed non-endangered forests. Potential indicators include quantity of FSC-certified wood sales, sales of wood products from endangered forests, and sales of recycled, engineered and alternative products.
Board of Directors Statement OPPOSING This Proposal
      Lowe’s recently published a report that addresses implementation of its wood policy. To read this report, go to www.Lowes.com/woodpolicy and click on the word “status”. Lowe’s will update this report annually to reflect the Company’s progress.
      Lowe’s is committed to protecting the environment, the world’s forests and the ecological and climate processes they support. Lowe’s has received numerous awards in recognition of its commitment to the environment, including: U.S. Environmental Protection Agency and Department of Energy’s Energy Star® Retail Partner of the Year; Tennessee Valley Authority’s Green Power Switch® Leadership Award; Tennessee Energy Leadership Award; North Carolina GreenPower® Retail Founding Sponsor. Lowe’s is recognized and currently listed in the Domini 400 Social Indexsm.
      The report on the implementation on Lowe’s wood policy demonstrates Lowe’s commitment. The wood policy report addresses, among other things, the percentage of Lowe’s wood products certified to a sustainable forest management standard, geographic distribution of sourcing by country, Lowe’s wood products with environmentally preferable attributes, Lowe’s coordination with conservation organizations and information on

Lowe’s data collection and analysis process regarding wood product sourcing, identification and correction. This report does not contain any information that could place Lowe’s at a competitive disadvantage.
      In addition to the wood policy report, Lowe’s publishes an annual Social Responsibility Report that describes, among other things, Lowe’s involvement in local community activities and alternative energy initiatives. Lowe’s also publishes information for its customers to help them use energy more efficiently and conserve water. To read Lowe’s Social Responsibility Report, go to: www.Lowes.com/social responsibility.
      Because the wood policy report published by the Company already addresses the subject matter of the proposal while protecting Lowe’s competitive position, an additional report to shareholders is unnecessary. Consequently, the Board of Directors unanimously recommends a vote “AGAINST” this proposal. Proxies received by the Board of Directors will be so voted unless shareholders specify in their proxies a contrary choice.
ADDITIONAL INFORMATION
Solicitation of Proxies
      The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone or by certain employees of the Company without additional compensation. The Company may reimburse brokers or other persons holding stock in their names or in the names of nominees for their expense in sending proxy materials to principals and obtaining their proxies. The Company has engaged the proxy soliciting firm of Georgeson Shareholder Communications Inc. to distribute proxy materials and solicit proxies for the Annual Meeting of Shareholders at an anticipated cost of $8,000 (plus handling fees).
Voting of Proxies
      When a choice is specified with respect to any matter to come before the Annual Meeting of Shareholders, the shares represented by the proxy will be voted in accordance with such specifications.
      When a choice is not so specified, the shares represented by the proxy will be voted “FOR ALL” nominees named in Proposal One, “FOR” Proposals Two, Three, Four and Five, and “AGAINST” Proposal Six, as set forth in the Notice of Annual Meeting of Shareholders and Proxy Card.
      Management is not aware that any matters other than those specified herein will be presented for action at the Annual Meeting of Shareholders, but if any other matters do properly come before the Annual Meeting of Shareholders, the proxyholders will vote upon such matters in accordance with their best judgment.
      In the election of directors, a specification to withhold authority to vote for the slate of nominees named on the proxy card will not constitute an authorization to vote for any other nominee.
Delivery of Proxy Statements
      As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such share owners have notified the Company of their desire to receive multiple copies of the Proxy Statement.
      The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies and/or to request multiple copies of the Proxy Statement in the future should be directed to our Investor Relations Department, 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117, (704) 758-1000.
      Shareholders residing at the same address and currently receiving multiple copies of the Proxy Statement may contact our Investor Relations Department, 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117, (704) 758-1000 to request that only a single copy of the Proxy Statement be mailed in the future.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
      Proposals of shareholders intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Board of Directors for consideration for inclusion in the Proxy Statement and form of proxy relating to that meeting on or before December 17, 2006. In addition, if the Company receives notice of a shareholder proposal after February 24, 2007, the persons named as Proxies in the Proxy Statement for the 2007 Annual Meeting of Shareholders will have discretionary voting authority to vote on such proposal at the 2007 Annual Meeting of Shareholders. Proposals should be addressed to the attention of Ross W. McCanless, Senior Vice President, General Counsel and Secretary, at the Company’s principal executive offices, 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117.
ANNUAL REPORT
      The Annual Report to shareholders accompanies this Proxy Statement. The Company’s report to the Securities and Exchange Commission on Form 10-K for the Fiscal Year ended February 3, 2006 is available upon written request addressed to Lowe’s Companies, Inc., Investor Relations Department, 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117.
By order of the Board of Directors,
Ross W. McCanless
Senior Vice President,
General Counsel & Secretary
Mooresville, North Carolina
April 14, 2006

APPENDIX A
LOWE’S COMPANIES, INC.
CATEGORICAL STANDARDS
FOR DETERMINATION
OF
DIRECTOR INDEPENDENCE

APPENDIX A
CATEGORICAL STANDARDS FOR DETERMINATION OF DIRECTOR INDEPENDENCE
      It has been the long-standing policy of Lowe’s Companies, Inc. (the “Company”) to have a substantial majority of independent directors. No director qualifies as independent under the New York Stock Exchange (“NYSE”) corporate governance rules unless the Board of Directors affirmatively determines that the director has no material relationship with the Company. The NYSE’s corporate governance rules include several “bright line” tests for director independence. No director who has a direct or indirect relationship that is covered by one of those tests shall qualify as an independent director. To assist the Board of Directors in making determinations of independence about relationships individual directors may have that are not covered by one of those “bright line” tests, the Board of Directors has adopted categorical standards for director independence that are set forth below.
* * *
      The Board of Directors has determined that the following relationships with the Company, either directly or indirectly, will not be considered material relationships for purposes of determining whether a director is independent:

•	Relationships in the ordinary course of business. Relationships involving (1) the purchase or sale of products or services or (2) lending, deposit, banking or other financial service relationships, either by or to the Company or its subsidiaries and involving a director, his or her immediate family members, or an organization of which the director or an immediate family member is a partner, shareholder, officer, employee or director if the following conditions are satisfied:

•	any payments made to, or payments received from, the Company or its subsidiaries in any single fiscal year within the last three years do not exceed the greater of (i) $1 million or (ii) 2% of such other organization’s consolidated gross revenues

•	the products and services are provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available to similarly situated customers

•	the relationship does not involve consulting, legal, or accounting services provided to the Company or its subsidiaries

•	any extension of credit was in the ordinary course of business and was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other similarly situated borrowers

•	Relationships with organizations to which a director is connected solely as a shareholder or partner. Any other relationship between the Company or one of its subsidiaries and a company (including a limited liability company) or partnership to which a director is connected solely as a shareholder, member or partner as long as the director is not a principal shareholder or partner of the organization. For purposes of this categorical standard, a person is a principal shareholder of a company if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities of the company. A person is a principal partner of a partnership if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote a 25% or more general partnership interest, or more than a 10% overall partnership interest. Shares or partnership interests owned or controlled by a director’s immediate family member who shares the director’s home are considered to be held by the director.

A-1

•	Contributions to charitable organizations. Contributions made or pledged by the Company, its subsidiaries, or by any foundation sponsored by or associated with the Company or its subsidiaries to a charitable organization of which a director or an immediate family member is an executive officer, director, or trustee if the following conditions are satisfied:

•	within the preceding three years, the aggregate amount of such contributions during any single fiscal year of the charitable organization did not exceed the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues for that fiscal year

•	the charitable organization is not a family foundation created by the director or an immediate family member.

For purposes of this categorical standard, contributions made to any charitable organization pursuant to a matching gift program maintained by the Company or by its subsidiaries or by any foundation sponsored by or associated with the Company or its subsidiaries shall not be included in calculating the materiality threshold set forth above.

•	Equity relationship. If the director, or an immediate family member, is an executive officer of another organization in which the Company owns an equity interest, and if the amount of the Company’s interest is less than 10% of the total voting interest in the other organization.

•	Stock ownership. The director is the beneficial owner (as that term is defined under Rule 13d of the Securities Exchange Act of 1934, as amended) of less than 10% of the Company’s outstanding capital stock.

•	Other family relationships. A relationship involving a director’s relative who is not a member of such director’s immediate family (see definition below).

•	Employment relationship. The director has not been an employee of the Company or any of its subsidiaries during the last five years.

•	Employment of immediate family members. No immediate family member of the director is a current employee, or has been an executive officer during the last five years, of the Company or any of its subsidiaries.

•	Relationships with acquired or joint venture entities. In the last five years, the director has not been an executive officer, founder or principal owner of a business organization acquired by the Company, or of a firm or entity that was part of a joint venture or partnership including the Company.

•	Voting arrangements. The director is not a party to any contract or arrangement with any member of the Company’s management regarding the director’s nomination or election to the Board, or requiring the director to vote with management on proposals brought before the Company’s shareholders.
Definitions of Terms Used in these Categorical Standards

•	“Immediate Family Member” — includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

•	“Executive Officer” means the president, any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance) or any other person who performs similar policy-making functions for an organization.

A-2

APPENDIX B
LOWE’S COMPANIES, INC.
2006 ANNUAL INCENTIVE
PLAN

APPENDIX B
LOWE’S COMPANIES, INC.
2006 ANNUAL INCENTIVE PLAN
ARTICLE I
INTRODUCTION AND PURPOSE
      Lowe’s Companies, Inc. previously adopted the Lowe’s Companies, Inc. 2001 Incentive Plan (the “Incentive Plan”). Article X of the Incentive Plan permits the Company to make cash incentive awards to eligible employees of the Company based on the satisfaction of specific performance objectives. The Company desires to replace Article X of the Incentive Plan with a new plan which will meet the same objectives as Article X of the Incentive Plan.
ARTICLE II
DEFINITIONS
      For purposes of the Plan, the following terms shall have the following meanings:

(a) “Award” means an incentive award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive a cash payment from the Company or a Subsidiary pursuant to Article IV.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

(d) “Committee” means the Compensation and Organization Committee of the Board or such other committee or subcommittee as may be designated by the Board.

(e) “Company” means Lowe’s Companies, Inc., a North Carolina corporation.

(f) “Covered Employee” means a Participant who the Committee determines meets the definition of a Covered Employee as defined in Code Section 162(m)(3) and the regulations promulgated thereunder, which definition generally includes the chief executive officer of the Company and the four highest compensated officers of the Company other than the chief executive officer.

(g) “Effective Date” means, subject to Article VIII, February 4, 2006.

(h) “Employee” means any person, including a member of the Board, who is employed by the Company or a Subsidiary.

(i) “Fair Market Value” means, on any given date, the closing price of a share of common stock of the Company as reported on the New York Stock Exchange composite tape on such date, or if such common stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that such common stock was traded on such exchange, all as reported by such source as the Committee may select.

(j) “Participant” means an Employee who is granted an Award by the Committee.

(k) “Performance-Based Compensation” means an Award that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

(l) “Performance Objective” is defined in Section 4.2.

(m) “Performance Period” is defined in Section 4.2.

(n) “Plan” means the Lowe’s Companies, Inc. 2006 Annual Incentive Plan, as set forth herein and as amended from time to time.

(o) “Subsidiary” means any corporation (other than the Company), limited liability company, partnership or other business organization of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
ARTICLE III
ELIGIBILITY
      Awards may be granted to any Employee who is designated as a Participant from time to time by the Committee. The Committee shall determine which Employees shall be Participants, and the terms, conditions, and limitations applicable to each Award not inconsistent with the Plan. Designation by the Committee as a Participant for an Award in one period shall not confer on a Participant the right to participate in the Plan for any other period.
ARTICLE IV
INCENTIVE AWARDS
      Section 4.1.     General. Awards may be granted to a Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee, at the time an Award is made, shall specify the terms and conditions which govern the Award, which terms and conditions shall prescribe that the Award shall be earned only upon, and to the extent that, Performance Objectives as described in Section 4.2, are satisfied within a designated time. Different terms and conditions may be established by the Committee for different Awards and for different Participants.
      Section 4.2.     Performance Objectives. The vesting and payment of Awards shall be contingent upon the degree of attainment of such performance goals (the “Performance Objectives”) over such period (the “Performance Period”) as shall be specified by the Committee at the time the Award is granted. Performance Objectives will be established prior to or within the first ninety (90) days of each Performance Period. The Performance Objectives may be stated with respect to (i) the Company’s earnings before interest and taxes (EBIT), (ii) the Company’s earnings before taxes, (iii) the Company’s earnings before taxes in relation to non-cash beginning assets (beginning assets less beginning cash and short-term investments), (iv) the achievement by the Company, a Subsidiary or an operating unit of stated objectives with respect to return on equity, earnings per share, total earnings, return on capital or return on assets, (v) Fair Market Value, (vi) revenues, (vii) total shareholder return, (viii) operating earnings or margin, (ix) economic profit or value created, (x) strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, customer or employee satisfaction, human resources management, supervision of litigation or information technology or acquisitions or divestitures of subsidiaries, affiliates or joint ventures, or (xi) any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods (e.g., earnings growth), or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.
      Section 4.3.     Payment of Awards. Awards shall be made to Participants in a single lump sum in cash at a time determined by the Committee, but in no event later than two and one-half months after the end of the fiscal year in which the Performance Period ends. In no event shall a Covered Employee receive an Award payment in any fiscal year that exceeds the lesser of (i) $5,000,000 or (ii) 500% of the Covered Employee’s base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Award.
ARTICLE V
ADMINISTRATION
      The Plan shall be administered by the Committee. The Committee shall have all of the powers necessary to enable it to properly carry out its duties under the Plan. Not in limitation of the foregoing, the Committee shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. The Committee shall have such other and further specified duties, powers, authority and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and duties as the Committee may deem expedient or appropriate that are not inconsistent with the intent of the Plan to the fullest extent permitted under applicable law. The decision of the Committee or any agent of the Committee upon all matters within the scope of its authority shall be final and conclusive on all persons.
ARTICLE VI
AMENDMENT AND TERMINATION
      Section 6.1.     Amendment of Plan. The Company has the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate. No amendment shall be effective without approval of the shareholders of the Company if the amendment would increase the maximum amount payable to a Covered Employee as specified in Section 4.3.
      Section 6.2.     Termination of Plan. The Company expressly reserves the right, at any time, to suspend or terminate the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, without limitation, suspension or termination as to any Subsidiary, Employee, or class of Employees.
      Section 6.3.     Procedure for Amendment or Termination. Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Committee and shall not require the approval or consent of any Subsidiary or Participant to be effective to the extent permitted by law. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.
ARTICLE VII
MISCELLANEOUS
      Section 7.1.     Rights of Employees. Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee any right to continue in the employ or service of the Company or any Subsidiary or constitute any contract or limit in any way the right of the Company to change such person’s compensation or other benefits or to terminate the employment or service of such person with or without cause.
      Section 7.2.     Unfunded Status. The Plan shall be unfunded. Neither the Company, any Subsidiary, the Committee, nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, any Subsidiary, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.
      Section 7.3.     Limits on Liability. Any liability of the Company or any Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan. Neither the Company nor any Subsidiary nor any member of the Board or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in good faith under the Plan. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board and the Committee from and against any and all liability, claims, demands, costs, and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

      Section 7.4.     Interpretation. Unless otherwise expressly stated by the Committee with respect to an Award, each Award granted to a Covered Employee under the Plan is intended to be Performance-Based Compensation that is fully deductible by the Company for federal income taxes and not subject to the deduction limitation of Section 162(m) of the Code, and the Plan shall be construed or deemed amended to the extent possible to conform any Award to effect such intent. The Committee shall not have any discretion to determine that an Award will be paid to a Covered Employee if the Performance Objective for such Award is not attained.
      The Plan is intended to meet the short-term deferral exception under Code Section 409A such that payments made to Participants under the Plan are not deferred compensation subject to the provisions of Code Section 409A.
      Section 7.5.     Tax Withholding. The Company shall be entitled to withhold from any payment made under the Plan the full amount of any required federal, state or local taxes.
      Section 7.6.     Nontransferability of Benefits. A Participant may not assign or transfer any interest in an Award. Notwithstanding the foregoing, upon the death of a Participant, the Participant’s rights and benefits under the Plan shall pass by will or by the laws of descent and distribution.
      Section 7.7.     Governing Law. To the extent not governed by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of North Carolina.
ARTICLE VIII
EFFECTIVE DATE; DURATION OF THE PLAN
      The Plan shall be effective as of the Effective Date, subject to approval and ratification of the Plan by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the New York Stock Exchange or other applicable federal or state law.

APPENDIX C
LOWE’S COMPANIES, INC.
2006 LONG-TERM INCENTIVE PLAN

LOWE’S COMPANIES, INC.
2006 LONG-TERM INCENTIVE PLAN

C-i

C-ii

LOWE’S COMPANIES, INC.
2006 LONG-TERM INCENTIVE PLAN
ARTICLE I
INTRODUCTION AND PURPOSE
      Lowe’s Companies, Inc. previously adopted the Lowe’s Companies, Inc. 2001 Incentive Plan under which the Company could make equity and cash incentive awards to employees who contribute significantly to the profits or growth of the Company. The Company desires to replace the 2001 Plan effective as of the Effective Date with a combination of two plans: (1) the 2006 Long-Term Incentive Plan, as set forth in this document, for the purpose of granting long-term, equity-based awards to such employees, and (2) the Lowe’s Companies, Inc. 2006 Annual Incentive Plan, as set forth in a separate document, for the purpose of granting annual, performance-based cash incentive awards to such employees. This Plan and the 2006 Annual Incentive Plan shall supersede and replace the 2001 Plan in its entirety, and no further awards shall be granted under the 2001 Plan as of the Effective Date, provided that any outstanding awards granted under the 2001 Plan prior to the Effective Date shall continue to remain outstanding in accordance with the terms thereof.
ARTICLE II
DEFINITIONS
      Section 2.1     Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III.
      Section 2.2     Affiliate means any Subsidiary of the Company.
      Section 2.3     Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares, an Option or a SAR granted to such Participant.
      Section 2.4     Board means the Board of Directors of the Company.
      Section 2.5     Cause as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment agreement in which such term is defined, “Cause” shall mean (i) the Participant’s willful and continued failure to perform his or her duties with the Company or an Affiliate (other than any such failure resulting from incapacity due to physical or mental illness, and specifically excluding any failure by the Participant, after reasonable efforts, to meet performance expectations), after a written demand for performance is delivered to the Participant by his or her supervisor which specifically identifies the manner in which the Company or an Affiliate believes that the Participant has not substantially performed his or her duties; or (ii) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. For purposes of this provision, no act or failure to act, on the part of the Participant, shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that his or her action or omission was in the best interests of the Company.
      Section 2.6     Change in Control means the occurrence of any one of the following events:

(i) individuals who, at the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the Exchange Act (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director;

(ii) any person becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control of the Company by virtue of any of the following acquisitions: (A) an acquisition directly by or from the Company or any Affiliate; (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (C) an acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)); or

(iii) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Reorganization or Sale: (A) more than 60% of the total voting power of (x) the corporation resulting from such Reorganization or the corporation which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by the Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale, (B) no person (other than (x) the Company, (y) any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation, or (z) a person who immediately prior to the Reorganization or Sale was the beneficial owner of 25% or more of the outstanding Company Voting Securities) is the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Reorganization or Sale were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale (any Reorganization or Sale which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).

      Section 2.7     Code means the Internal Revenue Code of 1986, and any amendments thereto.
      Section 2.8     Committee means the Compensation and Organization Committee of the Board, although, at the discretion of the Board from time to time, the Plan may be administered by the Board. During any time that the Board is acting as Administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 2.8) shall include the Board. It is intended that the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder). However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board.
      Section 2.9     Common Stock means the common stock of the Company.
      Section 2.10     Company means Lowe’s Companies, Inc., a North Carolina corporation.

      Section 2.11     Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
      Section 2.12     Covered Employee means a Participant who the Administrator determines meets the definition of a covered employee as defined in Code Section 162(m)(3) and the regulations promulgated thereunder, which definition generally includes the chief executive officer of the Company and the four highest compensated officers of the Company other than the chief executive officer.
      Section 2.13     Deferred Stock Account means that bookkeeping record established for each Participant who earns a Deferred Stock Benefit. A Deferred Stock Account is established only for purposes of measuring a Deferred Stock Benefit and not to segregate assets or to identify assets that may or must be used to satisfy a Deferred Stock Benefit. A Deferred Stock Account will be credited with the Deferred Stock Benefits attributable to forfeited Stock Awards and awards of Performance Shares in accordance with Article XI.
      Section 2.14     Deferred Stock Benefit means the deferred benefit earned by a Participant in accordance with Section 11.1 that results in payments governed by Section 11.3.
      Section 2.15     Disability of a Participant means a mental or physical disability as determined by the Committee in accordance with standards and procedures similar to those under the Company’s employee long-term disability plan, if any. At any time that the Company does not maintain such a long-term disability plan, Disability shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in either case, has lasted or can reasonably be expected to last for at least 180 days out of a period of 365 consecutive days. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.
      Section 2.16     Effective Date means, subject to Article XVII, March 24, 2006.
      Section 2.17     Exchange Act means the Securities Exchange Act of 1934, as amended and as in effect on the date of this Agreement.
      Section 2.18     Fair Market Value means, on any given date, the closing price of a share of Common Stock as reported on the New York Stock Exchange composite tape on such date, or if the Common Stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that the Common Stock was traded on such exchange, all as reported by such source as the Administrator may select.
      Section 2.19     Good Reason for a Participant’s termination of employment following a Change in Control shall have the meaning assigned such term in the employment agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment agreement in which such term is defined, “Good Reason” shall mean any of the following acts by the Company or an Affiliate without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company or an Affiliate promptly after receipt of notice thereof given by the Participant): (i) diminution of the Participant’s position, authority, title, reporting requirements, duties, or responsibilities as in effect on the date immediately prior to the Change in Control, or (ii) a reduction by the Company or an Affiliate in the Participant’s base salary as in effect on the date immediately prior to the Change in Control, or (iii) the Company’s requiring the Participant, without his or her consent, to be based at any office or location more than 50 miles from the office or location at which the Participant was based on the date immediately prior to the Change in Control, or to travel on Company business to a substantially greater extent than required immediately prior to the Change in Control.
      Section 2.20     Initial Value means, with respect to a SAR, the Fair Market Value of one share of Common Stock on the date of grant.
      Section 2.21     Incentive Stock Option means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

      Section 2.22     Non-Qualified Stock Option means an Option that is not an Incentive Stock Option.
      Section 2.23     Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.
      Section 2.24     Participant means an employee of the Company or an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Administrator to receive a Stock Award, an award of Performance Shares, an Option or a SAR or a combination thereof, or who has a Deferred Stock Benefit.
      Section 2.25     Performance Shares means an award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.
      Section 2.26     Plan means the Lowe’s Companies, Inc. 2006 Long-Term Incentive Plan, as set forth herein and as amended from time to time.
      Section 2.27     Retirement of a Participant means the Participant’s voluntary termination of employment on or after the later of (i) 90 days after the Participant has provided written notice to the Company’s Secretary of his or her decision to retire, or (ii) the Participant’s attainment of age 60. The term “Retirement” does not include a termination of the Participant’s employment by the Company or an Affiliate for Cause.
      Section 2.28     SAR means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Administrator and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.
      Section 2.29     Stock Award means Common Stock awarded to a Participant under Article VIII.
      Section 2.30     Subsidiary means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.
      Section 2.31     2001 Plan means the Lowe’s Companies, Inc. 2001 Incentive Plan.
ARTICLE III
ADMINISTRATION
      The Plan shall be administered by the Administrator. The Administrator shall have the sole authority to grant Stock Awards, Performance Shares, Options and SARs upon such terms (not inconsistent with the provisions of the Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares. Notwithstanding any such conditions, pursuant to Article X, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an award of Performance Shares may be settled. The Administrator shall have complete authority to interpret all provisions of the Plan; to prescribe the form of Agreements and documents used in connection with the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Administrator or the Committee shall not be construed as limiting any power or authority of the Administrator or the Committee. Any decision made, or action taken, by the Administrator or the Committee in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the

Committee shall be liable for any act done in good faith with respect to the Plan or any Agreement, Option, SAR, Stock Award or award of Performance Shares. All expenses of administering the Plan shall be borne by the Company.
      The Committee, in its discretion, may delegate to a special committee consisting of one or more directors who are also officers of the Company or the Executive Committee of the Board, all or part of the Committee’s authority and duties with respect to grants and awards to individuals who at the time of grant are not, and are not anticipated to become, either (i) Covered Employees or (ii) persons subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.
ARTICLE IV
ELIGIBILITY
      Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of the Plan), is eligible to participate in the Plan if the Administrator, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company who are employees of the Company or an Affiliate may be selected to participate in the Plan.
ARTICLE V
STOCK SUBJECT TO PLAN
      Section 5.1     Shares Issued. Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Performance Shares, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR or upon distribution of Deferred Stock Benefits the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.
      Section 5.2     Aggregate Limit. This document supersedes and replaces the 2001 Incentive Plan, and no further awards shall be granted under the 2001 Incentive Plan from and after the Effective Date, provided that any outstanding awards under the 2001 Incentive Plan shall continue to remain outstanding in accordance with the terms thereof. The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares and Deferred Stock Benefits is 25,000,000. The maximum aggregate number of shares that may be issued under the Plan as Stock Awards and in settlement of Performance Shares (or as the portion of a Deferred Stock Benefit that represents forfeited or deferred shares of Common Stock subject to such awards) is 7,000,000. Shares of Common Stock issued in settlement of a Deferred Stock Benefit, and the shares of Common Stock subject to the Option, Stock Award or Performance Share award (or portion thereof) with respect to which such Deferred Stock Benefit was earned or elected, shall be counted toward the foregoing limits only once (even in the case of a shares subject to a Stock Award that are cancelled in connection with the Deferred Stock Benefit); provided, however, that shares of Common Stock issued in settlement of a Deferred Stock Benefit that constitute earnings on deferred or forfeited shares of Common Stock shall be counted separately toward the foregoing limits. The maximum aggregate number of shares that may be issued under the Plan and the maximum number of shares that may be issued as Stock Awards, and in settlement of Performance Shares (or as the portion of a Deferred Stock Benefit that represents forfeited or deferred shares of Common Stock subject to such awards) shall be subject to adjustment as provided in Article XII.
      Section 5.3     Reallocation of Shares. If an Option is terminated, in whole or in part, for any reason other than its exercise (including an exercise that results in a Deferred Stock Benefit) or the exercise of a Corresponding SAR that is settled with Common Stock, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under the Plan and to the settlement of Deferred Stock Benefits. If a SAR is terminated, in whole or in part, for any reason other than its exercise that is settled with Common Stock or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under the Plan and to the settlement of Deferred Stock Benefits. If an award of Performance Shares is terminated, in whole or in part, for any reason other than its settlement with Common Stock (including a settlement that results in a Deferred Stock Benefit), the number of shares of Common Stock allocated to the Performance Shares or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under the Plan and to the settlement of Deferred Stock Benefits. If a Stock Award is forfeited, in whole or in part, for any reason (other than a cancellation that results in a Deferred Stock Benefit), the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under the Plan, and to the settlement of Deferred Stock Benefits. If a Deferred Stock Benefit is forfeited, in whole or in part, the number of shares of Common Stock allocated to the Deferred Stock Benefit or portion thereof may be reallocated to other Options, SARs, Performance Shares and Stock Awards to be granted under the Plan, and to the settlement of other Deferred Stock Benefits.
ARTICLE VI
OPTIONS
      Section 6.1     Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the terms of the Option, including the vesting schedule, whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, and the number of shares of Common Stock covered by such awards; provided, however, that no individual may be granted Options in any fiscal year covering more than 1,000,000 shares of Common Stock; provided further, however, that in connection with his or her initial employment with the Company, a Participant may be granted Options with respect to up to an additional 1,000,000 shares of Common Stock, which shall not count against the foregoing annual limit.
      Section 6.2     Option Price. The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted.
      Section 6.3     Maximum Option Period. The maximum period in which an Option may be exercised shall be determined by the Administrator on the date of grant, except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.
      Section 6.4     Ten Percent Shareholders. Notwithstanding Sections 6.2 and 6.3, no Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Common Stock at the date of grant and the Option expires no later than five years after the date of grant.
      Section 6.5     Limit for Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Common Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.
      Section 6.6     Exercise. Subject to the other provisions of the Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

      Section 6.7     Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator (including “cashless exercise” arrangements). If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company (by attestation of ownership or actual delivery of one or more certificates). If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.
      Section 6.8     Disposition of Stock. A Participant shall notify the Company of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.
ARTICLE VII
SARS
      Section 7.1     Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by such awards; provided, however, that no individual may be granted SARs in any fiscal year covering more than 1,000,000 shares; provided further, however, that in connection with his or her initial employment with the Company, a Participant may be granted SARs with respect to up to an additional 1,000,000 shares of Common Stock, which shall not count against the foregoing annual limit. For purposes of the preceding sentence, an Option and Corresponding SAR shall be treated as a single award. In addition, no Participant may be granted Corresponding SARs (under all incentive plans of the Company and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.
      Section 7.2     Maximum SAR Period. The term of each SAR shall be determined by the Administrator on the date of grant, except that no Corresponding SAR shall have a term of more than ten years from the date such related Option was granted (or, if Section 6.4 applies, five years from such date of grant).
      Section 7.3     Exercise. Subject to the other provisions of the Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. A SAR granted under the Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with the Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.
      Section 7.4     Settlement. At the Administrator’s discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.
ARTICLE VIII
STOCK AWARDS
      Section 8.1     Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may receive Stock Awards in any fiscal year for more than 300,000 shares of Common Stock.

      Section 8.2     Vesting. A Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. The period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of a Stock Award that will become transferable and nonforfeitable on account of the satisfaction of performance objectives prescribed by the Administrator.
      Section 8.3     Performance Objectives. In accordance with Section 8.2, the Administrator may prescribe that Stock Awards will become vested or transferable or both based on objectives stated with respect to (i) the Company’s earnings before interest and taxes (EBIT), (ii) the Company’s earnings before taxes, (iii) the Company’s earnings before taxes in relation to non-cash beginning assets (beginning assets less beginning cash and short-term investments), (iv) the achievement by the Company, an Affiliate or an operating unit of stated objectives with respect to return on equity, earnings per share, total earnings, earnings growth, return on capital, or return on assets, (v) Fair Market Value, (vi) revenues, (vii) total shareholder return, (viii) operating earnings or margin, (ix) economic profit or value created, (x) strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, customer or employee satisfaction, human resources management, supervision of litigation or information technology or acquisitions or divestitures of subsidiaries, affiliates or joint ventures, or (xi) any combination of the foregoing. If the Administrator, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Administrator certifies that such objectives have been achieved.
      Section 8.4     Shareholder Rights. Prior to their forfeiture in accordance with the terms of the applicable Agreement, a Participant will have all rights of a shareholder with respect to a Stock Award unless such rights are limited by the terms of the applicable Agreement, including the right to receive dividends and vote the shares; provided, however, that during such period (i) except as provided in Section 10.1, a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.
ARTICLE IX
PERFORMANCE SHARE AWARDS
      Section 9.1     Award. In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any fiscal year for more than 300,000 shares of Common Stock.
      Section 9.2     Earning the Award. The Administrator, on the date of the grant of an award, shall prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares, only upon the satisfaction of performance objectives and such other criteria as may be prescribed by the Administrator during a performance measurement period of at least one year. The performance objectives may be stated with respect to (i) the Company’s earnings before interest and taxes (EBIT), (ii) the Company’s earnings before taxes, (iii) the Company’s earnings before taxes in relation to non-cash beginning assets (beginning assets less beginning cash and short-term investments), (iv) the achievement by the Company, an Affiliate or an operating unit of stated objectives with respect to return on equity, earnings per share, total earnings, earnings growth, return on capital, or return on assets, (v) Fair Market Value, (vi) revenues, (vii) total shareholder return, (viii) operating earnings or margin, (ix) economic profit or value created, (x) strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market penetration, geographic business expansion, cost targets, customer or employee satisfaction, human resources management, supervision of litigation or information technology or acquisitions or divestitures of subsidiaries, affiliates or joint ventures, or (xi) any combination of the foregoing. No payments will be made with respect to Performance Shares unless, and then only to the extent that, the Administrator certifies that stated objectives have been achieved.
      Section 9.3     Payment. In the discretion of the Administrator, the amount payable when an award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.
ARTICLE X
PROVISIONS APPLICABLE TO AWARDS GENERALLY
      Section 10.1     Limits on Transfer. No right or interest of a Participant in any unexercised or restricted award issued under the Plan may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution.
      Section 10.2     Acceleration upon Death or Disability. Except as otherwise provided in the Agreement, upon the Participant’s death or Disability during his or her employment, all outstanding Options and SARs shall become fully exercisable and all restrictions and performance conditions on outstanding Stock Awards and Performance Shares shall lapse. Any Option or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Agreement. To the extent that this provision causes Incentive Stock Options to exceed the $100,000 limitation set forth in Section 6.5, the excess Options shall be deemed to be Non-Qualified Stock Options.
      Section 10.3     Acceleration upon a Change in Control. Except as otherwise provided in the Agreement, upon termination of a Participant’s employment by the Company without Cause, or by the Participant for Good Reason, within a period of one year following the occurrence of a Change in Control, all outstanding Options and SARs held by such Participant shall become fully exercisable and all restrictions and performance conditions on outstanding Stock Awards and awards of Performance Shares held by such Participant shall lapse. To the extent that this provision causes Incentive Stock Options to exceed the $100,000 limitation set forth in Section 6.5, the excess Options shall be deemed to be Non-Qualified Stock Options.
      Section 10.4     Acceleration for any other Reason. Regardless of whether an event has occurred as described in Section 10.3 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options or SARs shall become fully or partially exercisable, or that all or a part of the restrictions and performance conditions on all or a portion of any outstanding Stock Awards and Performance Shares shall lapse, in either case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among awards granted to a Participant in exercising its discretion pursuant to this Section 10.4. To the extent that this provision causes Incentive Stock Options to exceed the $100,000 limitation set forth in Section 6.5, the excess Options shall be deemed to be Non-Qualified Stock Options.
      Section 10.5     Effect of Acceleration. If an award is accelerated under the Plan in connection with a particular business transaction, the Committee may, in its sole discretion, provide (i) that the award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the award will be settled in cash rather than Common Stock, (iii) that the award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
      Section 10.6     Termination of Employment. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur (i) in a circumstance in which a Participant transfers from the

Company to one of its Parents or Subsidiaries, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company or an Affiliate for purposes of Section 424(f) of the Code, the Options held by such Participant shall be deemed to be Non-Qualified Stock Options.
      Section 10.7     Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Agreement, payments or transfers to be made by the Company or an Affiliate on the grant or exercise of an award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Common Stock, other awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.
ARTICLE XI
MANDATORY DEFERRAL OF STOCK AWARDS
      Section 11.1     Deferred Stock Benefits. A Deferred Stock Benefit will be earned by any Participant whose applicable employee remuneration, as defined in Code Section 162(m)(4), would exceed the limit in Code Section 162(m)(1). Such Deferred Stock Benefit shall consist of a credit equal to the portion of a Stock Award or an award of Performance Shares that, pursuant to procedures established by the Administrator, was forfeited because its vesting or transferability, or its settlement, would have caused the limit in Code Section 162(m)(1) to be exceeded. Deferred Stock Benefits will be credited to a Deferred Stock Account and credited with earnings as described in Section 11.2. Deferred Stock Awards attributable to forfeited Stock Awards and Performance Share Awards will be credited as soon as practicable after the applicable award or portion thereof has been forfeited. Deferred Stock Benefits may not be assigned by a Participant.
      Section 11.2     Dividends. A Deferred Stock Account shall be credited with any dividends that would have been paid on the whole shares of Common Stock credited to the Deferred Stock Account. A Deferred Stock Account shall be credited with the number of whole and fractional shares of Common Stock that a Participant could have purchased with such dividends based on the Fair Market Value on the day before such dividends are credited to the account. The Deferred Stock Account shall be credited as of the day that dividends are paid on the Common Stock.
      Section 11.3     Distributions. Deferred Stock Benefits will be paid to a Participant in a single sum no later than the last day of the Company’s fiscal year in which the distribution would not result in the Participant’s applicable employee remuneration, as defined in Code Section 162(m)(4), to exceed the limit in Code Section 162(m)(1). A Deferred Stock Benefit must be distributed in shares of Common Stock, and cash in lieu of fractional shares, equal to the number of whole and fractional shares of Common Stock credited to the Participant’s Deferred Stock Account on the last day of the month preceding the month of distribution. Notwithstanding the foregoing, no payments of Deferred Stock Benefits to a “key employee” (as defined in Code Section 409A) shall be made prior to the date required to comply with Code Section 409A.
      Section 11.4     Beneficiaries. A Participant may designate one or more beneficiaries, on a form acceptable to the Administrator or its designee, to receive the Participant’s Deferred Stock Benefits in the event of the Participant’s death. If there is no valid designation by the Participant, or if the designated beneficiary fails to survive the Participant or otherwise fails to take the benefit, the Participant’s beneficiary is the first of the following who survives the Participant: a Participant’s spouse (the person legally married to the Participant at the time of the Participant’s death), the Participant’s children in equal shares, and the Participant’s estate.

ARTICLE XII
ADJUSTMENT UPON CHANGE IN COMMON STOCK
      In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Sections 5.2, 6.1, 6.5, 7.1, 8.1, and 9.1 shall be adjusted proportionately, and the Committee may adjust Options, SARs, Performance Shares, Stock Awards and Deferred Stock Benefits to preserve the benefits or potential benefits of such awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the exercise price of outstanding awards; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event a stock dividend or stock split is declared upon the Common Stock, the authorization limits under Sections 5.2, 6.1, 6.5, 7.1, 8.1, and 9.1 shall be increased proportionately, and the shares of Common Stock then subject to each Option, SAR, Performance Share, Stock Award and Deferred Stock Benefit shall be increased proportionately without any change in the aggregate purchase price therefor.
      The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, SARs, Performance Shares and Stock Awards may be granted or the maximum number of shares that may be distributed as Deferred Stock Benefits; the per individual limitations on the number of shares for which Options, SARs, Performance Shares and Stock Awards may be granted; or the terms of outstanding Stock Awards, Options, Performance Shares or SARs or undistributed Deferred Stock Benefits.
      The Committee may make Stock Awards and may grant Options, SARs, and Performance Shares in substitution for similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of the Plan (other than the limitation of Section 5.2), the terms of such substituted awards shall be as the Committee, in its discretion, determines is appropriate.
ARTICLE XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
      No Option or SAR shall be exercisable, no Common Stock shall be issued, no shares of Common Stock shall be delivered, and no payment shall be made under the Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Share shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.
ARTICLE XIV
GENERAL PROVISIONS
      Section 14.1     Effect on Employment and Service. Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.
      Section 14.2     Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
      Section 14.3     Rules of Construction. Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
      Section 14.4     No Rights to Awards. No Participant or any eligible participant shall have any claim to be granted any award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.
      Section 14.5     No Shareholder Rights. Subject to Section 8.4, no award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Common Stock are in fact issued to such person in connection with such award.
      Section 14.6     Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the award shares of Common Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Administrator establishes.
      Section 14.7     Governing Law. To the extent not governed by federal law, the Plan and all Agreements shall be construed in accordance with and governed by the laws of the State of North Carolina.
ARTICLE XV
AMENDMENT, MODIFICATION, AND TERMINATION
      Section 15.1     Amendment, Modification, and Termination. The Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.
      Section 15.2     Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding award without approval of the Participant; provided, however, that, subject to the terms of the applicable Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such award determined as if the award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any award previously granted under the Plan, without the written consent of the Participant.
      Section 15.3     Deferred Stock Benefits. Notwithstanding the provisions of Section 15.1, except for an amendment or termination of the Plan caused by the determination of the Board that the laws upon which the Plan is based have changed in a manner that negates the Plan’s objectives, the Board may not alter, amend, suspend, or terminate the terms of the Plan applicable to Deferred Stock Benefits without the majority consent of all Participants for whom a Deferred Stock Account is maintained at the time of the amendment or termination if that action would result either in a distribution of all Deferred Stock Benefits in any manner other than as provided in this Plan or that would result in immediate taxation of Deferred Stock Benefits to applicable Participants.
      Section 15.4     Code Section 409A Amendments. Notwithstanding any other provision of this Article XV, the Committee may amend or modify the Plan or any outstanding Option, SAR, Stock Award, Performance Share award or Deferred Stock Benefit without the approval of any Participant or beneficiary to the extent necessary to cause the Plan or such award to comply with the requirements of Sections 409A(a)(2), (3) and (4) of the Code (as amended by the American Jobs Creation Act of 2004) and any rules or regulations issued thereunder by the United States Department of the Treasury.
ARTICLE XVI
DURATION OF PLAN
      No Stock Award, Performance Share award, Option or SAR may be granted under the Plan after March 1, 2016. Stock Awards, Performance Shares awards, Options and SARs granted before that date shall remain valid in accordance with their terms. The Plan shall remain in effect with respect to Deferred Stock Benefits until all Deferred Stock Accounts have been distributed in full, unless sooner terminated by the Board in accordance with Article XV.
ARTICLE XVII
EFFECTIVE DATE OF PLAN
      Options, SARs and Performance Shares may be granted under the Plan on or after the Effective Date, provided that no Option, SAR or Performance Shares shall be effective or exercisable unless the Plan is approved by a majority of the votes cast by the Company’s shareholders, voting either in person or by proxy, at a duly held shareholders’ meeting at which a quorum is present. Stock Awards may be granted under the Plan on or after its approval by shareholders in accordance with the preceding sentence.

APPENDIX D
SECTION 8 OF LOWE’S ARTICLES
OF INCORPORATION AS
MODIFIED BY PROPOSED
AMENDMENTS

APPENDIX D
SECTION 8 OF LOWE’S ARTICLES OF INCORPORATION AS MODIFIED BY
PROPOSED AMENDMENTS

8.	Board of Directors.
      (a) Number, Election and Term of Directors. The Board of Directors of the Corporation shall consist of three or more individuals with the exact number to be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office. The Board of Directors shall be divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible, and with the term of each class expiring at the third annual shareholders meeting after its members are elected. At each Annual Meeting of Shareholders, the successors to the class of Directors whose term shall then expire shall be identified as being of the same class as the Directors they succeed and elected to hold office for a term expiring at the third succeeding Annual Meeting of Shareholders. Whenever the Board of Directors changes the number of Directors of the Corporation, any newly-created directorships or any decrease in the number of directorships shall be so apportioned to or among the classes of Directors as to make all classes as nearly equal in number as possible.
      (b) Standard for Election of Directors by Shareholders. Except as shall be otherwise permitted or authorized by these Articles of Incorporation, Directors are elected by the affirmative vote, at a meeting at which a quorum is present, of a majority of the Voting Shares voted at the meeting in person or by proxy (including those shares in respect of which votes are “withheld” pursuant to Rule 14a-4(b)(2) of the proxy solicitation rules and regulations promulgated under the Securities Exchange Act of 1934, as amended), unless the number of nominees exceeds the number of directors to be elected, in which case, directors are elected by a plurality of the votes cast by the Voting Shares entitled to vote in the election at a meeting at which a quorum is present. In the event that a director nominee fails to receive a majority of the Voting Shares voted in an election where the number of nominees equals the number of directors to be elected, the Board of Directors may decrease the number of directors, fill any vacancy, or take other appropriate action.
      (c) Newly-Created Directorships and Vacancies. Subject to the rights of the holders of Preferred Stock then outstanding, any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of Directors, may be filled by the affirmative vote of the majority of the remaining Directors, though less than a quorum of the Board of Directors, and the Directors so chosen shall hold office for a term expiring at the Annual Meeting of Shareholders at which the term of the class to which they have been elected expires, subject to any requirement that they be elected by the shareholders at the Annual Meeting of Shareholders next following their election by the Board of Directors. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
      (d) Removal of Directors. Subject to the rights of the holders of Preferred Stock then outstanding, any Director may be removed, with or without cause, only by the affirmative vote of the holders of at least 70% of the outstanding Voting Shares.
      (e) Amendment or Repeal. The provisions of this Article shall not be amended or repealed, nor shall any provision of this Charter be adopted that is inconsistent with this Article, unless such action shall have been approved by the affirmative vote of either:

(i) the holders of at least 70% of the outstanding Voting Shares; or

(ii) a majority of those Directors who are Disinterested Directors and the holders of the requisite number of shares specified under the applicable provision of North Carolina law for the amendment of the charter of a North Carolina corporation.
      (f) Certain Definitions. For purposes of this Article:

(i) “Disinterested Director” means any member of the Board of Directors who: (A) was elected to the Board of Directors at the 1986 Annual Meeting of Shareholders; or (B) was recommended for election by a majority of the Disinterested Directors then on the Board, or was elected by the Board to fill

D-1

a vacancy and received the affirmative vote of a majority of the Disinterested Directors then on the Board.

(ii) “Voting Shares” shall mean the outstanding shares of all classes or series of the Corporation’s stock entitled to vote generally in the election of Directors.

      (g) Elimination of Liability of Directors. To the full extent permitted by the North Carolina Business Corporation Act, a Director of the Corporation shall not be liable for monetary damages for breach of any duty as a director of the Corporation, and the Corporation shall indemnify any Director from liability incurred as a Director of the Corporation.

D-2

Directions to the Renaissance Suites Hotel
From Charlotte Douglas International Airport:
Exit the airport onto Billy Graham Parkway south (Follow signs for I-77). Travel 1.5 miles on Billy Graham Parkway to exit for Tyvola Road. Go right at top of exit ramp. Almost immediately, take the first left from Tyvola Road onto Yorkmont Road. Turn right on Coliseum Centre Drive and continue to the end of the road.
From 1-85:
Take Exit #33, Billy Graham Parkway south. Travel about two miles on Billy Graham Parkway to exit for Tyvola Road. Go Right at top of exit ramp. Almost immediately, take the first left onto Yorkmont Road. Turn right on Coliseum Centre Drive and continue to the end of the road.
From 1-77:
Take Exit #5, Tyvola Road and turn west on Tyvola Road (which will be a right turn at top of exit ramp if you are coming south on I-77 or a left turn if you are coming north). Travel about 2.5 miles on Tyvola Road past the site of the former Charlotte Coliseum. Turn right shortly thereafter onto Yorkmont Road just before Tyvola Road intersects with Billy Graham Parkway. Turn right on Coliseum Centre Drive and continue to the end of the road.

Printed on Recycled Paper
LOWE’S-PS-06

Lowe’s and the gable design are registered trademarks of LF, LLC.	002CS-11155

RECEIVE FUTURE PROXY MATERIALS ELECTRONICALLY. Receiving shareholder material electronically reduces mailing and printing costs and is better for the environment. Would you like to receive future proxy materials electronically? If so, go to http://www.econsent.com/low and follow the instructions provided. Shareholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

You may access Lowe’s Companies, Inc.’s 2005 Annual Report at www.lowes.com/annualreport and Proxy Statement at www.lowes.com/proxy.

PROXY VOTING INSTRUCTIONS
Lowe’s Companies, Inc. encourages all shareholders to vote. We provide three convenient methods for voting listed below:

Your vote is important. Please vote immediately.

If you vote over the Internet or by telephone, please do not mail your card.

Vote by Mail	Complete, sign, date and return the Proxy Card attached below in the enclosed envelope.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZLCI51

☒	Please mark votes as in this example.	ë	3050

The Board of Directors recommends a vote “FOR ALL” nominees named in Proposal 1.					The Board of Directors recommends a vote “FOR” Proposals 2, 3, 4 and 5.
							FOR	AGAINST	ABSTAIN
1.	Election of Directors.				2.	To approve Lowe’s Companies, Inc. 2006 Annual Incentive Plan.	☐	☐	☐
	Nominees:	(01) Peter C. Browning, (02) Marshall O. Larsen, (03) Stephen F. Page, (04) O. Temple Sloan, Jr.
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	3.	To approve Lowe’s Companies, Inc. 2006 Long-Term Incentive Plan.	☐	☐	☐

	FOR ALL EXCEPT	☐
	NOTE: If you do not wish your shares voted “FOR” a particular nominee(s), mark the above box and write the number(s) of the nominee(s) on the line indicated.				4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Accountants.	☐	☐	☐

					5.	To approve amendments to the Company’s Articles of Incorporation.	☐	☐	☐

The Board of Directors recommends a vote against Proposal 6.

					6.	Shareholder proposal entitled “Wood Procurement Report.”	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
						MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such, and where more than one name appears, each should sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:___________________________ Date:_____________ Signature:___________________________ Date:_____________

DETACH HERE	ZLCI52

PROXY

LOWE’S COMPANIES, INC.

2006 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ross W. McCanless and Robert F. Hull, Jr., and each of them as Proxies, each with the full power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Lowe’s Companies, Inc. held of record by the undersigned at the close of business on March 31, 2006, at the Annual Meeting of Shareholders to be held on May 25, 2006, or any postponement or adjournment thereof. The proxies are authorized to vote on such other business as may properly come before the meeting, utilizing their own discretion as set forth in the 2006 Notice of Annual Meeting and Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR ALL” nominees named in Proposal 1, and “FOR” Proposals 2, 3, 4 and 5 and “AGAINST” Proposal 6.

This card also constitutes voting instruction to State Street Bank and Trust Company, the Trustee of the Lowe’s 401 (k) Plan, to vote the shares of Common Stock of Lowe’s Companies, Inc., if any, allocated to the undersigned’s 401 (k) account pursuant to the instructions on the reverse side. Any allocated shares for which no instructions are timely received will be voted by the Trustee in the manner directed by a 401 (k) fiduciary committee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET.

SEE REVERSE SIDE	CONTINUE ON THE REVERSE SIDE	SEE REVERSE SIDE